Exhibit 10.70

BRANDED PRODUCT SUPPLY AND TRADEMARK LICENSE AGREEMENT

[MARATHON BRAND]

This BRANDED PRODUCT SUPPLY AND TRADEMARK LICENSE AGREEMENT [MARATHON BRAND] (“Agreement”) is dated July 26, 2010, 2010, and between Marathon Petroleum Company LLC, a Delaware limited liability company having its principal place of business at 539 South Main Street, Findlay, Ohio 45840 (“MPC”) and The Pantry Inc., a Delaware corporation having its principal place of business at 305 Gregson Drive, Cary, NC 27511 (“BUYER”).

MPC has assets and resources deployed in a supply, transportation, planning and logistics system to determine and meet demand for refined petroleum products.

MPC seeks to advance the objectives of this system in part through jobbers licensed by MPC to sell, and to supply other licensed sellers of, Marathon branded motor vehicle fuels and other products.

BUYER desires to participate as a jobber in the MPC system.

MPC is willing to license its trademarks and supply MARATHON® branded products to BUYER as such a jobber, upon and subject to the terms and conditions set forth below.

MPC and BUYER therefore agree:

1.           DEFINITIONS, TERM

1.1           Definitions. For purposes of this Agreement, the following terms shall have the indicated meanings:

Brand Signage: a sign, point of sale materials, advertising, or promotional materials bearing or including the Marks, logos associated with the Marathon Cards, or logos associated with the STP® trademark owned by The Armor All / STP Products Company ("AASTP"), and canisters, chassis, poles and other equipment associated with the sign.

Branded Outlets: the Retail Outlets, the Bulk Plants and other outlets or storage facilities supplied with Products by BUYER and agreed to by MPC.

Branded Outlet: one of the Branded Outlets.

Bulk Plants: the storage facilities designated as Bulk Plants on Exhibit B attached to, and as amended from time to time as called for under, this Agreement.

Distillates: [***].

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EFT: electronic funds transfer.

Exhibit A Volume: the monthly quantities specified for each of the Products indicated on Exhibit A , attached to, and as amended from time to time as called for under, this Agreement.

Gasoline: [***].

Marathon Cards: proprietary and third party credit cards, charge cards, fleet cards, debit cards, prepaid cards and other payment devices issued, endorsed or sponsored from time to time by MPC. On the date of this Agreement, the Marathon Cards are the Marathon, Marathon Premier, Marathon Platinum MasterCard, Marathon Fleet, Marathon Cash Card, and SuperFleet cards.

Marks: trademarks, services marks, trade names, trade dress, brand names, grade designations, logos, insignia, canopy striping and other color schemes and design schemes used by MPC in the advertising and marketing of petroleum products, now and as developed, adopted or acquired in the future.

Maximum Volume: [***] of the Exhibit A Volume of Gasoline.

Minimum Volume: [***] of the Exhibit A Volume of Gasoline.

Party: MPC or BUYER, as applicable. Together, MPC and BUYER are sometimes referred to as Parties.

PMPA: The Petroleum Marketing Practices Act, 15 U.S.C. Sections 2801, et seq.

Products: [***].

Product: one of the Products.

Ratable Lifting:  The purchase of Products by BUYER, directly from MPC, [***], with such frequency as will satisfy the Requirements of the Branded Outlets throughout an entire month; except that the purchase by BUYER, on any day of a month, of a volume of Gasoline in excess of [***] of that number of gallons determined by dividing the month’s Exhibit A Volume by the number of days in the month is not the purchase of Gasoline by Ratable Lifting, provided however, in the event of supply disruption for which MPC allocates a plan, formula or method to equitably reduce demand for Products, equitably allocate supply of Products among [***] and [***] will, [***] to the [***] above in the [***].

Requirements: the quantity of Products that satisfies the sales expectations of MPC and BUYER for a Branded Outlet (1) on execution of this Agreement; and (2) when Exhibit A

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is amended to add to, or delete one or more Branded Outlets from, Exhibit B, or otherwise to provide for the consuming public’s demand for Products at one or more Branded Outlets.

Retail Outlets: the retail motor fuel outlets listed on Exhibit “B”, attached to, and as amended from time to time as called for under, this Agreement.

SDN List: the Specially Designated Nationals and Blocked Persons List, 31 Code of Federal Regulations, Part 500, Chapter V, Appendix A.

Sublicensee: any person or entity sublicensed by BUYER to utilize the Marks in connection with the sale of Products supplied by BUYER.

1.2           Term. This Agreement will be effective as to each Party upon execution by both Parties, with respect to the period commencing on July 1, 2010 and ending on June 30, 2013, unless terminated earlier by a Party as provided for in this Agreement. At such time (but not later than [***]) that MPC offers BUYER a proposed agreement renewing the franchise relationship within he meaning of PMPA, commencing July 1, 2013, BUYER shall have the opportunity to accept such proposed renewal agreement or to renew this Agreement for the period of [***], commencing July 1, 2013 and ending on [***], unless terminated earlier by a Party as provided for in this Agreement. Such election to renew this Agreement commencing July 1, 2013 must be made, if at all, by delivery of written notice to MPC on or before [***]. Provided that BUYER elected to renew this Agreement for the period commencing July 1, 2013 and ending on [***] (and thereby rejecting the separate agreement offered by MPC commencing July 1, 2013), at such time (but not later than [***]) that MPC offers BUYER a proposed agreement renewing the franchise relationship within he meaning of PMPA, commencing [***], BUYER shall have he opportunity to accept such proposed renewal agreement or to renew this Agreement for the period of [***], commencing [***] and ending on December 31, 2017, unless terminated earlier by a Party as provided for in this Agreement. Such election to renew this Agreement commencing [***] must be made, if at all, by delivery of written notice to MPC on or before [***]. The conclusion of each such period of renewal referred to in this Section 1.2 (i.e., June 30, 2013, [***] and December 30, 2017) shall constitute the conclusion of a term, or the expiration date, within the meaning of the PMPA. The period from July 1, 2010 to June 30, 2013, and renewals exercised pursuant to this Section 1.2, if any, shall constitute Term as used in this Agreement.

2.           PURCHASE AND DELIVERY OF PRODUCTS

2.1           Purchase and Sale. MPC will supply to BUYER, and BUYER will purchase from MPC, the Requirements of each Branded Outlet during the Term. In furtherance and not limitation of the foregoing, BUYER agrees [***] to purchase Products by Ratable Lifting each month of the Term.

2.2           Volume Limitation.                                           If MPC determines, in good faith, that BUYER is not purchasing a Product by Ratable Lifting in a month, MPC may, but is not obligated to, [***]. MPC will utilize its

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terminal reporting systems to implement limitations on BUYER’s purchases of the Product in the month. If, however, MPC’s terminal reporting systems are not available, or if MPC determines that its terminal reporting systems have failed or are unable to implement a limitation on BUYER’s purchases of the Product, in the month, MPC will notify BUYER of the unavailability, failure or inability. BUYER agrees that, upon receipt of MPC’s notice in any month, [***].

2.3           Minimum Purchase Obligation. Section 2.1 notwithstanding, Buyer agrees to purchase from MPC, in each month during the Term, not less than the Minimum Volume. If BUYER fails to purchase the Minimum Volume in (a) [***]; or (b) [***]; then in addition to [***] which may be [***], but is not obligated to, [***] in each [***] to [***], as applicable, [***]. Exhibit A will be deemed to be amended, and MPC will issue a revised Exhibit A, to reflect such reduction. BUYER’s purchase of the Minimum Volume in any month or period of months does not constitute fulfillment of BUYER’s purchase obligations under any Improvement Agreement, Marketer’s Agreement, Image Agreement, Master Agreement, Conversion Agreement, Branding Agreement, or similar agreement between the Parties, however denominated, and whenever executed by them.

2.4           Maximum Purchase Volume. Section 2.1 notwithstanding, MPC may, but is not obligated to, sell more than the Maximum Volume to BUYER in any month. BUYER agrees that it will not purchase more than the Maximum Volume in any month without the prior written agreement of MPC, provided that MPC has provided BUYER with [***] of Products in the month.

2.5           Amending Exhibits.

(a)           BUYER and MPC agree that they will periodically, but no less frequently than [***] in each 12 month period commencing on [***] during the Term, review Exhibits A and B to consider (1) the addition or deletion of Branded Outlets from Exhibit B, (2) change in Requirements at one or more existing Branded Outlet, and (3) any resultant recalculation of the Exhibit A Volume. Exhibits A and B will be amended according to the Parties agreement on one or more of these factors. The Exhibit A Volume will be increased by [***]. The Exhibit A Volume will be decreased by [***]. Any increases and decreases in the Exhibit A Volume associated with the addition or deletion of a Branded Outlet will be effective as of [***], or the removal and return, as applicable, of the Marks and any MPC-owned equipment, [***].

(b)           Exhibits A and B may be amended in electronic form via electronic communication expressing the acceptance of the amended Exhibits by MPC and BUYER.

(c)           No amendment of Exhibit A or B pursuant to this Section 2.5 will alter or relieve the Parties respective obligations under any Improvement Agreement, Marketer’s Agreement, Image Agreement, Master Agreement, Conversion Agreement, Branding Agreement, or other agreement between them.

(d)           Exhibits A and B will be amended to add an outlet or storage facility that is, at the time, the subject of another agreement for the supply of Products to which MPC is a party if, but only if:

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(1) MPC determines, in its reasonable judgment, that amending Exhibits A and B to add the outlet or storage facility will not result in the breach of, or actionable interference with, any contractual relationship between the operator of the outlet or storage facility and the supplier of Products to the outlet or storage facility; and

(2) BUYER assumes the obligations of the other supplier under any

Improvement Agreement, Marketer’s Agreement, Image Agreement, Master Agreement, Conversion Agreement, Branding Agreement, or other agreement with MPC relating to the outlet or storage facility.

(e)           Exhibit A will be amended to add or remove any light products terminals designated by MPC in its commercially reasonable discretion, which designation is subject to change on a [***] from time to time, provided that any modification is made in writing on or before [***]; provided however, that the Exhibit A to this Agreement shall be [***], in accordance with the Master Conversion Agreement between the Parties with a term commencing July 1, 2010.

2.6           Products Characteristics. Products to be sold and delivered hereunder shall be of the kinds, grades, octanes, brands and quality generally sold by MPC at the time and place of delivery to BUYER. BUYER will not supply or sell Gasoline having octane levels different than the octane levels MPC is at that time offering without the prior written consent of MPC. [***] the right [***] from time to time, and to [***].

2.7           Purchase and Sale of Motor Oils, Lubricants. BUYER agrees to purchase and offer a representative stock of Marathon branded motor oils and lubricants for sale at all Branded Outlets operated by BUYER, and will use best efforts to cause a representative stock of Marathon branded motor oils and lubricants to be offered for sale at Branded Outlets operated by Sublicensees.

3.           COMMERCIAL TERMS

3.1           Price.

(a)           Subject to change or substitution as provided below, BUYER agrees to pay the following prices for the Products sold hereunder:

(1) for Gasolines and Distillates: [***]; and

(2) for motor oils, lubricants, industrial oils, antifreeze, and related merchandise: MPC’s branded jobber automotive oil, lubricant and merchandise [***].

The stated prices are [***].  [***].

(b)           MPC may [***], as a separate line item on its invoices for some or all Products purchased and sold hereunder, [***].

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(c)           [***] reserves the right to [***] reserves the right to [***].

3.2           Measurement. BUYER shall be invoiced for the actual number of U. S. gallons of Products delivered to BUYER by MPC, with or without correction for temperature in accordance with standards of the American Society for Testing and Materials, at MPC’s option; provided, however, that upon request of BUYER by thirty (30) days advance written notice [***], in any period of twelve (12) consecutive months, MPC will change the method of measurement of invoiced Products with respect to temperature correction (net or gross gallons) in accordance with BUYER’s request. The foregoing notwithstanding, in any jurisdiction in which applicable law dictates the method of measurement of Products delivered, such method shall be used.

3.3           Payment.

(a) BUYER agrees to pay for all Products and other goods and merchandise sold hereunder [***].  [***].

(b) If BUYER fails to make timely payment of any amount due and owing to MPC under this Agreement, MPC may:

(1)           impose a late payment charge not to exceed the maximum amount allowed by law;

(2)           immediately setoff any amounts owed by BUYER to MPC or its subsidiaries against amounts owed by MPC or its subsidiaries to BUYER under this or any other agreement between the Parties, or between BUYER and a subsidiary of MPC; or

(3)           treat such failure as a failure by BUYER to comply with a reasonable and materially significant provision of this Agreement, entitling MPC to terminate this Agreement and the relationship between MPC and BUYER.

PAYMENTS TENDERED IN FULL SETTLEMENT OF A DISPUTED AMOUNT MUST BE SENT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO: COMMERCIAL CREDIT MANAGER, MARATHON PETROLEUM COMPANY LLC, 539 SOUTH MAIN STREET, FINDLAY, OHIO 45840.

(c)           If MPC decides, in its reasonable discretion, that the creditworthiness of BUYER is at any time unsatisfactory, due to the failure to make a payment when due or otherwise, MPC shall have the right to require assurances of BUYERs ability to perform its obligations under this Agreement including, but not limited to, any or all of the following, until BUYER’s creditworthiness becomes satisfactory in MPC’s reasonable discretion:

(1) MPC may require payment in cash in advance of each purchase of Products;

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(2) MPC may discontinue further sales or shipments of Product until all payments due have been received; or

(3) MPC may withhold payment for credit card sale transaction receipts due to BUYER under Section 6.4(c).

(d)           Nothing in this Section shall operate or be construed as the waiver by MPC of any legal or equitable remedy to which MPC is entitled as a result of BUYER’s failure to pay any amount when due to MPC. No failure on the part of MPC to exercise any of its rights or remedies upon BUYER’s failure to make timely payment of any amount due and owing to MPC shall be construed as a waiver of those rights in the event of any subsequent failure.

3.4           Delivery.

(a)           MPC shall not be required or obligated to make any delivery outside of its usual business hours or in any quantity which would exceed maximum load weights permitted by law. Except as set forth in Section 3.4(b), deliveries of Products shall be made as follows:

(1) all Gasoline and Distillates: [***] as amended from time to time;

(2) motor oils, lubricants, industrial oils, antifreeze, and other miscellaneous related merchandise: [***].

Title to, and risk of loss, of all Gasoline and Distillates delivered at MPC’s terminal(s) shall pass from MPC to BUYER [***]. Title to and risk of loss of Products other than Gasoline and Distillates shall pass from MPC to BUYER [***].

(b)           Deliveries of all Gasoline and Distillates delivered by MPC to BUYER, directly or through MPC’s hired common carrier shall be made, and title to and risk of loss of such Products shall pass from MPC to BUYER, [***]. Transportation arranged for BUYER by MPC shall be at [***].

(c)           MPC shall have no obligation to deliver Products to BUYER at any terminal [***].

3.5           Warranty. MPC warrants good title to all Products supplied hereunder at the time of delivery to BUYER, and that each Product supplied hereunder shall comply with all applicable federal, state and local rules and regulations in effect at the time and place title thereto passes to BUYER. MPC DISCLAIMS ANY AND ALL OTHER WARRANTIES AND REPRESENTATIONS WITH RESPECT TO THE PERFORMANCE OR QUALITY OF PRODUCTS SUPPLIED HEREUNDER INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR BUYERS PARTICULAR OR INTENDED PURPOSES OR USAGE.

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

3.6           Audit Rights. To verify BUYER’s performance under this Agreement and any related agreements or in furtherance of compliance and quality assurance programs instituted and amended by MPC from time to time:

(a) BUYER will cooperate fully and completely with audits and inspections conducted by MPC from time to time. MPC shall have the right to audit records, relevant in MPC’s reasonable discretion to the purposes of the audit, in the possession or control of BUYER, inspect the Branded Outlets, inspect and copy each Branded Outlet’s daily inventory control and reconciliation records, conduct audits of dispensers and meter readings, and obtain and remove samples of Products taken from underground tanks, dispensers or other components of each Branded Outlets motor fuel delivery system.

(b) BUYER will ensure that each Sublicensee cooperates fully and completely with audits and inspections conducted by MPC from time to time. MPC will have the right to enter and inspect the facilities at any Branded Outlet operated by the Sublicensee, sample Products stored in underground tanks or located elsewhere in equipment within the possession or control of the Sublicensee, and inspect the books, records, daily inventory control and reconciliation records, and meter readings of the Sublicensee relating to operation of any Branded Outlet operated by the Sublicensee, wherever such books, records and readings are located.

3.7           Electronic Communication.

(a) Buyer agrees that all Branded Outlets operated by BUYER, and by any Sublicensee, will be and remain, during the Term, equipped with hardware and software, including upgrades, as necessary for e-mail capability and access to the Internet, so that MPC may communicate and exchange business transaction and other information via MPC’s eMpowered Marketing portal or other Internet access means established by MPC in replacement thereof.

(b) BUYER consents, effective the date of this Agreement, to the receipt of notices, advertisements, announcements, brochures and other information from MPC via facsimile, telephone, e-mail and other modes of electronic communication.

4.           ALLOCATION OF RISK

4.1           Supply Shortage.

(a)           Any term or provision of this Agreement to the contrary notwithstanding, if MPC anticipates a shortage of Products, crude oil, raw materials or refining capacity, whether its own,

or its other regular sources of supply, or in the industry generally, which MPC in its sole discretion determines will require a limitation generally on the type or quantities of Products to be supplied hereunder, or if such a limitation is recommended or imposed by any governmental authority whether or not ultimately held to be valid, [***].

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(b)           [***].

(c)           In any month in which MPC institutes measures pursuant to Section 4.1(a), the Exhibit A Volume will apply only on a pro rata basis to those days of the month in which the allocation is not in effect. The Exhibit A Volume in any month following the month in which such measures cease shall be as provided in this Agreement.

4.2           Force Majeure. Each Party shall be excused from its obligations under this Agreement to the extent and for the period of time that the Party is unable to perform because of any cause or condition reasonably beyond its control including, but not limited to, any law or regulation issued by any government or governmental or quasi-governmental agency or any judgment or judicial, executive or administrative order or decree, whether or not ultimately held to be valid; fire; flood; storm; earthquake; war; civil disturbance; labor troubles, including strikes and boycotts; blockade or embargo.

4.3           Indemnification. BUYER agrees to protect, indemnify, defend and hold MPC harmless from any and all costs and expenses (including reasonable attorneys fees and litigation expenses), liabilities, losses, claims, causes of action and damages (for injury to or death of any person, or loss or destruction of any property), directly or indirectly resulting or arising from:

(a) the use of any of the Products subsequent to the delivery thereof to BUYER;

(b) the violation of any federal, state or local law, ordinance, rule or regulation by BUYER, its agents, employees, or any Sublicensee, its agents or employees;

(c) the operation of any Branded Outlet, which includes, but is not limited to, any non-fuel operations at any Branded Outlet, by BUYER or a Sublicensee;

(d) the conduct of BUYER’s business or the business of any Sublicensee or other party purchasing Products from BUYER, or supplying Products to or operating any Branded Outlet, which includes, but is not limited to, any non-fuel operations at such Branded Outlet; or

(e) the use or condition of the equipment or premises used for the storage, handling and dispensing of Products including, but not limited to, use or condition of underground storage tank or lines resulting in groundwater or soil contamination or both, at the Branded Outlets.

The foregoing notwithstanding, BUYER shall not have any obligation to indemnify MPC for any costs, expenses, liabilities, losses, claims, causes of action or damages arising from the sole negligence of MPC, its agents or employees. BUYER’s obligations under this Section are not negated in the event its insurance carrier or carriers provide or deny coverage to either BUYER or MPC. BUYER’s obligations under this Section shall extend to MPC’s affiliates, subsidiaries, parent companies, agents, officers, directors, employees, predecessors and successors.

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4.4           Insurance. Without limiting in any way BUYER’s obligations and liabilities under this Agreement, BUYER shall procure and maintain at its expense, for the duration of the Term, the following insurance policies:

(a)           Workers Compensation and Employer’s Liability covering the employees of BUYER for all compensation and other benefits required of BUYER by the Worker’s Compensation law or other statutory insurance laws in the state having jurisdiction over such employees and the location of their employment with BUYER. Employers Liability Insurance shall have limits of [***] per occurrence. The Workers’ Compensation and Employer’s Liability policies shall provide that all rights of subrogation against MPC and its affiliates are waived when permitted by law.

(b) General Liability Insurance, including contractual liability, XCU (explosion, collapse and underground) hazards, premises and completed operations, and products liability, to cover liability for bodily injury and property damage, with a combined single limit of [***].

(c) Insurance for BUYER’s garagekeepers legal ability for property under BUYER’s care, custody and control, where BUYER operates repair and lubrication bays at Branded Outlets, including coverage for fire, theft, or collision of automobiles, and including vandalism and malicious mischief with such insurance having limits of [***]; and

(d) Automobile Liability Insurance covering bodily injury including death, and property damage for the operation of owned, hired, or otherwise operated non-owned automotive equipment used in performance of the business of BUYER, with a single limit of [***].

BUYER’s insurance under Sections 4.4(b), (c), and (d) shall be endorsed to include MPC as an additional insured with respect to liability arising out of BUYER’s operations or any premises owned or leased by BUYER. BUYER shall furnish MPC with certificates of insurance which document that all coverages and endorsements required by this Section 4.4 have been obtained. Renewal certificates shall be obtained by BUYER as and when necessary, and copies thereof shall be forwarded to MPC as soon as same are available and in any event prior to the expiration of the policy so renewed. These certificates shall provide that the insurer shall give thirty (30) days written notice to MPC prior to change or cancellation of any policy. In no event shall MPC’s acceptance of an insurance certificate that does not comply with this Section 4.4 constitute a waiver of any requirement of this Section 4.4.

5.           USING, PROTECTING THE MARKS

5.1           Grant of License.

(a) Upon and subject to the terms and conditions of this Agreement, MPC grants to BUYER the non-exclusive and limited right to use the Marks in connection with the advertising, distribution, and resale of Products at the Branded Outlets owned, operated or supplied by

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BUYER, while this Agreement remains in effect. BUYER will use the Marks in strict accordance with this Agreement.

(b) Upon and subject to the terms and conditions of this Agreement generally and, specifically, the following, MPC consents to BUYER’s sublicense of the Marks to Sublicensees for use, in strict accordance with this Agreement, in connection with the advertising and resale of Products at Branded Outlets operated by Sublicensees, while this Agreement remains in effect:

(1) BUYER represents that each Sublicensee as of the date of this Agreement has been identified and disclosed to MPC. BUYER agrees to disclose to MPC, and obtain MPC’s prior approval of, any other party to whom BUYER desires to sublicense the Marks during the Term.

(2) MPC has the right, and not the obligation, to approve the sublicense of the Marks to any Sublicensee. MPC will not unreasonably withhold its approval, but BUYER agrees that in making its decision to approve a Sublicensee, MPC may consider any and all factors relevant to the protection of MPC’s rights to, and preservation of the brand value of, the Marks including, but not limited to:

(a) the location, appearance, operations, volumes, canopies,

dispensers, credit card readers and other improvements, facilities or equipment of any retail location(s) that will become Branded Outlets;

(b) MPC s then-current mage and identification standards;

(c) MPC s marketing strategies and development plans; and

(d) Geographic density.

BUYER agrees not to enter into any agreement, relationship or arrangement for the supply of Products to, or the use of the Marks by, any third party until MPC has approved the third party as a Sublicensee.

(c) MPC’s approval notwithstanding, Exhibit B shall not list, add, or be amended with respect to add any Branded Outlet of any Sublicensee unless BUYER and the Sublicensee have executed an agreement in the form set forth at Exhibit C without modification alteration, or amendment, and BUYER has provided a duplicate original of the agreement to MPC. At the time of execution of such agreement, BUYER shall deliver to the Sublicensee copies of MPC’s then-current Credit Card Handbook, MPC’s then current mage and identification standards, and MPC’s then current appearance and customer service objectives and expectations for Marathon branded outlets. If the Sublicensee will use the STP® mark and related logos, BUYER shall also deliver to the Sublicensee a copy of the then-current STP® Program rules attached as Exhibit D to this Agreement and incorporated herein by reference (STP® Program Rules) BUYER may deliver the above-referenced information to Sublicensee by referring Sublicensee to an appropriate web site where the above-referenced information has been posted by MPC.

5.2           Rights and Benefits Derivative.  BUYER acknowledges that all of its rights to display and use the Marks are derived from this Agreement, and that BUYER’s use and the use by Sublicensees of the Marks shall inure fully to the benefit of MPC, Marathon Oil Company, as the case may be. BUYER acknowledges that the Marks are a valuable and important property right of MPC and BUYER agrees to refrain, and to cause the Sublicensees to refrain from any action to infringe upon or dilute MPC s rights to the Marks.

5.3           Limitations on Scope of License.  No right to use any variant of the Marks is granted under this Agreement. BUYER shall not use any of the Marks as part of BUYER’s company name, or the name of any subsidiary of BUYER now existing or acquired later. MPC has the exclusive right to determine which Marks will be available to each Branded Outlet, and the manner in which the Marks will be used or displayed at each Branded Outlet.

5.4           Image and Identification Standards. While this Agreement remains in effect, BUYER agrees to:

(a) use, and to cause the Sublicensees to use, the Marks in strict compliance with this Agreement and the image and identification standards established from time to time by MPC for the Marks. For avoidance of doubt, the image standards in effect on the date of this Agreement are the standards set forth in MPC’s “Image 2000” Manual. BUYER acknowledges that BUYER has received, read, and understands MPC’s Image 2000 Manual. MPC reserves the right to change, from time to time during the Term, all or part of its image and identification standards, effective ten (10) days after written notice of the changes is given to BUYER; provided, however, that such changes shall be applicable to all members of MPC’s jobber class of trade.

(b) cause the Branded Outlets and the Sublicensees to store only Products in Branded Outlet storage tanks and receptacles, dispense only Products from Branded Outlet dispensers, refrain from the dilution, adulteration, mixture or blending of Products with any other product or substance, whether supplied by MPC or another party, and otherwise to refrain from the commingling of Products with other petroleum products, whether branded or [***], including but not limited to MPC’s [***] petroleum products. The Parties agree that the intentional adulteration of Products, the intentional misbranding as Products of petroleum products from a source other than MPC, or the intentional misbranding of MPC [***] gasoline as Products at any Branded Outlet constitutes grounds for termination or non-renewal of this Agreement under the PMPA.

(c)           take immediate corrective action upon discovery of any Product commingling, adulteration, dilution, mixing, blending, or misbranding, regardless of source, and regardless whether discovered by BUYER, MPC or a Sublicensee.

5.5           Buyer Property and Websites.

(a)           BUYER may use the Marks, in strict compliance with this Agreement and the identification standards established from time to time by MPC for the Marks, in conjunction with BUYER’s websites, business forms, advertising materials, vehicles and other property related to the advertising, distribution or sale of Products, provided BUYER is clearly identified as a jobber

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or otherwise as a distributor of Products in connection with such use. MPC has the right to approve any such use of the Marks in advance, and revoke its approval at any time and for any reason.

(b)           In connection with transporting and delivering Products to Branded Outlets, BUYER may use a transport, delivery vehicle or tankwagon which does not carry the Marks; provided that, other than the trademark, trade name, logotype, or other identification of BUYER, such vehicle shall not bear the trademark, trade name or other identification of any other gasoline or related products marketer or distributor.

5.6           Signs.

(a) MPC will provide to BUYER and the Sublicensees, for use on buildings, dispensers, canopies, valance skirts, and other equipment at Branded Outlets, such Brand Signage and related items bearing the Marks as MPC deems necessary, and on such terms and conditions as MPC may establish from time to time. Brand Signage provided by MPC for a Branded Outlet will be located and displayed at the Branded Outlet in compliance with MPC’s image standards for MARATHON® retail outlets in effect from time to time.

(b) If MPC supplies to BUYER Brand Signage incorporating the STP® mark and/or STP® logo, BUYER’s use of such Brand Signage shall be subject to the STP® Program Rules. Moreover, BUYER agrees and acknowledges that in such case, BUYER’s right to use the STP® mark and/or STP® logo at any specific Branded Outlet (including BUYER’s right to enter into trademark use agreements with Sublicensees governing use of the STP® mark and/or STP® logo) is contingent upon the continuation of MPC’s license to these marks from AASTP with respect to the specific Branded Outlet at issue, and upon termination of such license by AASTP with respect to the specific Branded Outlet at issue, BUYER’s use of such Brand Signage will terminate and be of no force or effect with respect to the specific Branded Outlet at issue.

(c) Unless otherwise agreed in writing by MPC and BUYER, any Brand Signage provided by MPC to BUYER or a Sublicensee at any time shall be and shall remain the property of MPC. BUYER shall not relocate any Brand Signage furnished by MPC from one Branded Outlet to another, or to any other retail location, without MPC s prior written consent.

(d) BUYER shall be responsible for all of the costs and expenses of maintenance and operation of all Brand Signage. BUYER agrees to keep, and cause each Sublicensee to keep, all Brand Signage in good repair and condition at all times.

(e) Prior to the sale, lease or other disposition of a Branded Outlet upon which Brand Signage owned by MPC is located, BUYER will, or will cause the Sublicensee of the Branded Outlet to inform the other party to such transaction of MPC s ownership thereof.

5.7           Independent Business Relationship. MPC and BUYER are, and will remain, separate and independent business enterprises. Neither of the Parties shall have the right to direct or control the other Party or the Party’s business operations or the other Party’s employees or agents. BUYER has no authority to act, or employ any person to act, as an agent for or on behalf of MPC. This Agreement is not intended to create, and shall not be construed to create, a relationship of partner or joint venture or an association for profit between the Parties.

6.           PRESERVING BRAND VALUE

6.1           Appearance and Customer Satisfaction. BUYER acknowledges that the appearance of, and customer experience at, every one of MPC’s Branded Outlets reflects on the good will value of the MARATHON® brand to every MPC customer and to MPC, and are essential to the reputation of the Marks and Products. BUYER accordingly agrees, and agrees to cause the Sublicensees, while this Agreement remains in effect, to:

(a)           fulfill, at each Branded Outlet, the appearance and customer service objectives and expectations established from time to time by MPC for MARATHON® branded outlets;

(b)           refrain from the sale, use, storage, rent, display, or offering of:

(1) pornographic or sexually explicit magazines, videotapes, compact disks, digital video disks, similar literature or items of merchandise at any Branded Outlet; and

(2) any item, in MPC’s judgment, that’s intended or designed for use in ingesting, inhaling, or otherwise consuming an illegal drug or for manufacturing or processing of an illegal drug, including but not limited to, pipes, tubes, roach clips, instructions or descriptive materials, or containers for concealing illegal drugs or paraphernalia;

(c)           refrain from charging [***] for Products sold during a declared or undeclared crisis or emergency; and

(d)           train employees and establish and enforce reasonable controls, procedures and safeguards for the detection and prevention at the Branded Outlets of:

(1) skimming, identity theft, and other forms of fraud involving the use of credit cards and other electronic payment products;

(2) the sale of tobacco or alcohol content products to underage customers; and

(3) illegal gambling or other gaming activity.

For the avoidance of doubt, the appearance and customer service objectives and expectations of MPC in effect on the date of this Agreement are represented by the requirements of this Agreement and by mystery shop assessments conducted pursuant to MPC’s “Customer First Improvement Program” guide. MPC reserves the right to change, from time to time during the Term, its appearance and customer service objectives and expectations, to change the terms and conditions of, and manner of implementing the “Customer First Improvement Program” guide and mystery shop assessments, to discontinue the “Customer First Improvement Program”, and to institute other programs and assessment methods in furtherance of MPC’s appearance and customer service objectives and expectations, provided that such changes shall be applicable to all members of the jobber class of trade.

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

6.2           Assessments. BUYER acknowledges that BUYER has received, read and understands, and will ensure that each Sublicensee has received, read and understands MPC’s “Customer First Improvement Program” guide. If a “mystery shop” or other assessment of a Banded Outlet indicates that MPC’s appearance and customer service objectives and expectations are not being fulfilled at a Branded Outlet, BUYER agrees to promptly take, or to cause the Sublicensee of the Branded Outlet to take, any corrective measures recommended by MPC and reasonably related to the improvement of customer service at or the appearance of the Branded Outlet. BUYER agrees that the failure of any Branded Outlet to achieve a satisfactory score on more than three (3) consecutive mystery shop or other assessments of the Branded Outlet, due to causes reasonably related to the improvement of appearance or customer satisfaction at the Branded Outlet, is the failure to fulfill MPC’s appearance and customer service objectives and expectations. MPC reserves the right to charge BUYER for all or a portion of the cost incurred in conducting any mystery shop or other assessment at the Branded Outlets. MPC will assess a fee or charge for mystery shops at the Branded Outlets only in accordance with the fees or charges applied generally to the Marathon branded jobber class of trade.

6.3           Care and Handling of Products. BUYER agrees, and shall cause each Sublicensee, to:

(a) establish, for the Branded Outlets, procedures for the routine inspection and sampling of above ground and underground storage tanks and dispenser filters, so as to detect the presence of excessive water or sediment levels, microbiological growth, or other potential causes of Product contamination;

(b) take immediate corrective action upon discovery of any defective Products at a Branded Outlet, regardless of cause, and regardless whether discovered by BUYER, MPC or a Sublicensee, and discontinue the sale of defective Products immediately upon discovery;

(c) refrain from the sale of Products which do not comply with applicable Reid Vapor Pressure, oxygenated gasoline, low-sulfur diesel, and reformulated gasoline standards;

(d) comply with all applicable laws, regulations and ordinances (1) relating to the storage, transportation, dispensing, and sale of the Products; or (2) otherwise relevant to the operation of motor fuel retail outlets.

(e) keep all dispensers, pumps, nozzles, tanks, hoses, Stage II Vapor Recovery equipment (where applicable) and other equipment designed and intended for the storage, dispensing, and sale of the Products clean and in good working condition at all times; and

(f) periodically train BUYER and Sublicensee employees in handling, sampling, and oversight for Reid Vapor Pressure, oxygenated gasoline low-sulfur diesel, and reformulated gasoline standards compliance.

6.4           Credit Cards.

(a) If, and so long as, BUYER accepts card payment products for purchases of services provided and merchandise sold at Retail Outlets operated by BUYER, BUYER agrees to honor, and will cause the Sublicensees to honor, the Marathon Cards for purchases of services provided and merchandise sold at or from the Retail Outlets. MPC has no obligation to issue, endorse or sponsor, and reserves the right to discontinue issuing, endorsing or sponsoring, any or all of the Marathon Cards at any time.

(b) MPC agrees to accept any receipts, for sales transactions at the Retail Outlets using the Marathon Cards and third party credit cards authorized by MPC, that are completed and submitted in strict compliance with the rules, regulations, requirements and procedures for approving and processing such receipts established by MPC from time to time and set forth in MPC’s Credit Card Handbook. BUYER acknowledges that (1) BUYER has received, read and understands MPC’s Credit Card Handbook n effect on the date of this Agreement; and (2) a current version of the Credit Card Handbook is accessible in electronic form via MPC’s eMpowered Marketing portal. MPC reserves the right to revise its Credit Card Handbook from time to time.

(c) MPC will credit to BUYER’s account, or pay BUYER by EFT accepted card sales transaction receipts, net of applicable discounts in effect from time to time and published in MPC’s Credit Card Handbook; except that if BUYER directs MPC to pay a Sublicensee directly for accepted receipts for card sales transactions at the Branded Outlet operated by the Sublicensee, MPC will pay the Sublicensee directly for accepted card sales transaction receipts, net of applicable discounts in effect from time to time and published in MPC’s Credit Card Handbook. MPC reserves the right to charge back, and BUYER agrees to promptly refund to MPC on demand, the amount credited or paid for any receipt for any card sales transaction which is subject to chargeback under MPC’s Credit Card Handbook including, but not limited to, a receipt for a transaction which is not conducted at the Retail Outlets, or which for any reason is disputed by the cardholder. If MPC pays BUYER an accepted receipt for a card sales transaction at a Retail Outlet operated by a Sublicensee, BUYER agrees to indemnify, defend and hold MPC harmless from claims of the Sublicensee for payment of the receipt. BUYER shall abide by all laws and regulations regarding the acceptance and processing of credit cards and debit cards.

(d) BUYER will ensure that each of Sublicensee receives, reads and understands MPC’s rules, regulations, requirements and procedures for accepting and processing credit card receipts in effect from time to time and set forth in [***].

(e) BUYER will use, and will ensure that each Sublicensee uses:

(1) point of sale equipment and associated software that have been certified by MPC for electronically submitting receipts for card sales transactions to MPC’s proprietary credit card system; and

(2) MPC’s proprietary credit card system for the processing receipts for

Marathon Card sales transactions.

MPC will, from time to time, provide software updates for use with certified point of sale equipment. BUYER will install, and ensure that each Sublicensee installs, such updates in a timely manner.

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(f)           BUYER acknowledges and agrees that fraud resulting from theft, copying, skimming or other compromise of the security and privacy of electronic information contained in credit cards processed at any of the Branded Outlets reflect negatively on the MARATHON® brand and the reputation of the Products, such that prevention thereof is reasonable and of material significance to the relationship between the Parties.

(g)           MPC shall have the right, but not the obligation, to withhold amounts due under this Agreement to BUYER for Marathon Card and third party credit card receipts, and apply such amounts toward the payment of any indebtedness owed by BUYER to MPC or its subsidiaries.

7.           TERMINATION, NONRENEWAL, REVOCATION OF APPROVAL

7.1           Termination/Revocation of Approval.

(a)           Buyers use of the Marks in connection with the sale of Products from or supply of Products to Branded Outlets is subject to and governed by the PMPA. Nothing in this Agreement should be interpreted to limit in any way the right of MPC to terminate or non-renew its relationship with BUYER for any reason authorized by the PMPA. MPC’s right to terminate or non-renew under the PMPA its relationship with BUYER shall be in addition to any and all other rights and remedies otherwise available to it under this Agreement or otherwise.

(b)           BUYER may terminate this Agreement by giving MPC [***] days prior written notice, if but only if at the time termination is effective, BUYER’s is current in payment for Products purchases.

(c)           MPC has the right to revoke its approval of the use of the Marks and Brand

Signage at any Branded Outlet operated by BUYER that is not in compliance with the terms and conditions of this Agreement relating to the use of the Marks, or with MPC’s then current mage or identification standards, or then-current appearance and customer service objectives and expectations.

(d)           MPC has the right to revoke its approval of the use of the Marks and Brand

Signage by any Sublicensee that is not in compliance with the terms and conditions of this Agreement relating to the use of the Marks and Brand Signage, with MPC’s then current mage or identification standards, or then-current appearance and customer service objectives and expectations, or that is in default of any obligation, condition, representation or warranty under the agreement executed between BUYER and the Sublicensee pursuant to Section 5.1(c). The revocation of MPC approval of any Sublicensee does not constitute a termination or nonrenewal of this Agreement or the relationship between MPC and BUYER.

(e)           MPC has the right to revoke its approval of the use of the Marks by any

Sublicensee determined by MPC at any time during the Term as being identified on, or as having a shareholder, member, owner or group of owners of a controlling interest, director,

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

officer, employee, agent, representative, or contractor identified on, the SDN List, or on any other such list maintained by the U.S. Government from time to time.

(f)           Unless otherwise agreed by the Parties, no termination of this Agreement or nonrenewal of the relationship between them, by mutual agreement or otherwise, shall release the obligations of the Parties under any Improvement Agreement, Marketer’s Agreement, mage Agreement, Master Agreement, Conversion Agreement, Branding Agreement, or similar agreement between the Parties, however denominated, and whenever executed.

7.2           BUYER’s Debranding Obligations. Upon termination of this Agreement or nonrenewal of the relationship between MPC and BUYER, or in the event of the revocation of MPC’s approval of the use of the Marks at any Branded Outlet or by any Sublicensee, BUYER will, or will cause the Sublicensee to, as applicable, immediately:

(a) cease the use and display of the Marks and Brand Signage at any Branded Outlet that is subject to such termination, nonrenewal or revocation;

(b) remove, obliterate or permanently paint over (in color(s) which shall not be confused with MPC’s colors) all Brand Signage and other terms, at any such Branded Outlet, bearing any of the Marks (whether used on buildings, dispensers, canopies, valance shirts, equipment, tanks, trucks, automobiles, websites or stationery and other business documents);

(c) deliver all Brand Signage located at such Branded Outlet to MPC’s nearest designated warehouse, at BUYER’s expense and in the same condition as received, reasonable wear and tear excepted; and

(d) discontinue acceptance of the Marathon Cards, and remove and return to MPC, in good working order, any credit card imprinter, OMNI and other equipment belonging to MPC and in the possession of BUYER or a Sublicensee, as applicable.

7.3           MPC’s Debranding Remedies.  If, upon termination of this Agreement or nonrenewal of the relationship between MPC and BUYER, or in the event of the revocation of MPC’s approval of the use of the Marks and Brand Signage at any Branded Outlet or by any Sublicensee, BUYER or such Sublicensee shall fail or refuse to comply with the requirements set forth in Section 7.2, BUYER agrees that MPC may take such action as may be reasonably necessary to terminate infringement of the Marks and to obtain possession of its Brand Signage and other property including, but not limited to, the right to enter upon Branded Outlet premises and remove or obliterate all or any part of the Brand Signage and Marks, which actions shall be at BUYER’s cost and expense, including payment of attorneys fees and other legal costs incurred in taking such action.

8.           MISCELLANEOUS

8.1           Compliance With Laws.

(a) BUYER agrees to comply with all federal, state and municipal laws, rules and regulations applicable to BUYER or the subject matter of this Agreement. Without limiting the foregoing, BUYER shall comply with all requirements of federal, state and local occupational, health and safety agencies, and environmental protection agencies, concerning the receipt, storage and dispensing of petroleum products, the disposal of waste materials, and other activities at BUYER’s Branded Outlets.

(b) BUYER agrees to comply with the USA Patriot Act, Homeland Security Act and

Executive Order No. 13224 dated September 24, 2001 and the sanctions, regulations and executive orders administered by the U.S. Treasury Department, Office of Foreign Assets Control. In furtherance and not limitation of the foregoing, BUYER agrees to adopt such operating and administrative measures and practices as will reasonably ensure that neither BUYER nor any, director, officer, employee, agent, representative, contractor or Sublicensee of BUYER is identified on the SDN List, or on any other such list maintained by the U.S. Government from time to time.

8.2           Notices.  Except as otherwise expressly provided in this Agreement, all notices shall be in writing and shall be deemed to have been given when delivered personally, when sent by certified mail, return receipt requested, or when sent by a national overnight courier service. No claim or notice required by this Agreement to be given to MPC shall be valid unless addressed or delivered as follows: Manager, Brand Marketing, Marathon Petroleum Company LLC, 539 South Main Street, Findlay, Ohio 45840.

8.3.           Assignment. No assignment of this Agreement by BUYER shall be valid without the written consent of MPC, except as required and provided for by governing state law relating to transferability of motor fuel franchises. This Agreement shall not devolve on the death of BUYER except as may be required and provided by governing state law relating to devolution of motor fuel franchises.

8.4           No Waiver.  No failure to exercise or election not to exercise any of a Party’s rights hereunder will constitute any waiver or modification of such rights, or be deemed to be a course of performance or dealing, modifying or waiving the Parties rights, remedies, duties, obligations or liabilities under this Agreement or any part thereof.

8.5           Governing Law.  This Agreement shall be governed by the laws of the State in which BUYER’s principal office’s located, without giving effect to the principles of conflicts of law rules. Anything in this Agreement to the contrary notwithstanding, where the laws of the state of governing law require, the text of this Agreement is revised in accordance with the terms of Exhibit D hereto, which terms shall be added to or shall pre-empt the terms of this Agreement as applicable.

8.6           Entire Agreement.  This Agreement, addendum(s) and the exhibits attached to it, together with the Master Conversion Agreement and Guaranteed Supply Agreement by and between BUYER and MPC, of even date, embody the entire agreement between the parties as of the date hereof, and there are no oral promises or other representations or understandings inducing its execution or qualifying its terms. Any prior agreement between the parties, oral or written, pertaining to the supply of any product or the relationship of the Parties is superseded by this Agreement, such Master Conversion Agreement, and with respect to Marathon [***] fuel, also such Guaranteed Supply Agreement. No amendment, qualification, or modification of this Agreement shall be valid or binding unless made in writing and signed by both parties, except as may otherwise be provided herein.

8.7           Survival.  Buyer’s obligations in Sections 43 and 4.4 shall survive termination of the Agreement.

8.8           Severability. The invalidity or unenforceability of any part of the Agreement shall not affect the validity or enforceability of its remaining provisions.

8.9           Third Party Beneficiaries. The Armor All/STP Products Company is a third party beneficiary of those provisions of this Agreement that relate to Brand Signage. There are no other third party beneficiaries of or to this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement in triplicate on the day and year first above written.

    MARATHON PETROLEUM COMPANY LLC

    By:           /s/ G. R. Heminger
    G. R. Heminger
    Its:           President

    THE PANTRY, INC.

    By:           /s/ Terrance Marks
    Terrance Marks
    Its:           President and Chief Executive Officer

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

STATE OF       NC             )
                   ) SS.
COUNTY OF   Wake         )

On this 21st day of July, 2010, before me, the undersigned Notary Public in and for said County and State, came Terrance Marks, who, being first duly sworn, did say that he is the President and Chief Executive Officer of The Pantry, Inc., a Delaware corporation, and that he executed this Branded Product Supply and Trademark License Agreement on behalf of and with the authority of said corporation with full knowledge of its contents and as its free act and deed.

IN WITNESS WHEREOF, I have hereunto subscribed my name on the day and year last aforesaid.

  /s/ Traca N. Williamson
Notary Public

My Commission expires:

9/25/2013
(SEAL)

STATE OF   Ohio        )
                ) SS.
COUNTY OF  Hancock      )

On this 26th day of July, 2010, before me, the undersigned Notary Public in and for said County and State, came G. R. Heminger, being the President of Marathon Petroleum Company LLC, a Delaware limited liability company, who did say, under oath, that he executed this Branded Product Supply and Trademark License Agreement on behalf of and with the authority of said limited liability company, with full knowledge of its contents and as its free act and deed.

IN WITNESS WHEREOF, I have hereunto subscribed my name on the day and year last aforesaid.

  /s/ Teresa J. Werling
Notary Public

My Commission expires:

5-5-14
(SEAL)

EXHIBIT A

[EXHIBIT A VOLUME]

	GASOLINES (000’s GAL)				FUEL OILS (000’s GAL)
	Regular	Mid-Grade	Premium	Total	No. 1	No. 2	No. 2		Total
	Unleaded	Unleaded	Unleaded	Gasolines	Fuel Oil	Fuel Oil	Fuel Oil	k-1	Fuel Oils

						(low sulfur)	(high sulfur)

Jan.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Feb.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Mar.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Apr.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

May	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

June	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

July	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Aug.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Sep.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Oct.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Nov.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Dec.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

The MARATHON (OR DESIGNATED) terminal(s) at which the products will be delivered or from which they will be shipped are:

To Be
Determined
_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Motor oils and greases will be ordered separately as needed by BUYER, and are not subject to nominated quantities.

THIS EXHIBIT “A” IS DATED AND EFFECTIVE THE 1ST DAY OF JULY 2010.

EXHIBIT B

[LISTING OF BRANDED OUTLETS]

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_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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THIS EXHIBIT “B” IS DATED AND EFFECTIVE THE 1st DAY OF JULY, 2010

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT C
TRADEMARK USE AGREEMENT

Jobber (“we”, “us” or “our”):                                                             Dealer (“you” or “your”)                                                 “Branded Outlet”:

Name:   ____________________                                                    Name:  ____________________                                          Location Address:______________
Address:  __________________                                                     Home Address: _____________                                          ____________________________
City, State, Zip: ______________                                                     City, State, Zip  _____________                                          City, State, Zip_________________

“Marks”:
The MARATHON® trademark and other trademarks, services marks, trade names, trade dress, brand names, grade designations, logos including, but not limited to, the STP® trademark and logos associated with the STP® trademark,, insignia, canopy striping and other color schemes and design schemes Marathon Petroleum Company LLC (MPC) uses in the advertising and marketing of petroleum products now and as developed, adopted or acquired in the future.

As our sublicensee of the Marks you agree, as a condition of use of the Marks, in advertising and selling Marathon branded petroleum and related products we supply to you:

1.
You received, read and understood a copy of MPC’s Image 2000 Manual, and your use and the manner of display of the Marks at the Branded Outlet will comply with MPC’s mage 2000 Manual and future image and identification standards established by MPC for the Marks. If you are using the STP® mark and related logos, you received, read and understood the STP® Program Rules which are incorporated herein by reference, and your use and the manner of display of the STP® mark and associated logos shall comply with STP® Program Rules and any future STP® Program Rules notified to you.

2.
All of your rights to display and use the Marks are derived from our agreement with MPC, and you acknowledge that MPC owns or controls all of the Marks that you will use. If our agreement with MPC to sublicense the Marks to you is terminated or not renewed, voluntarily or otherwise, your right to use the Marks at the Branded Outlet will terminate and you will comply with 6. below. You acknowledge that your right to use the STP® mark and related logos is contingent on MPC’s continued license of such marks from The Armor All/STP Company (“AASTP”) and on termination of such license by AASTP, Dealer’s license to such marks will terminate and be of no force or effect.

3.	Only MPC has the right to determine which Marks will be available for use at the Branded Outlet.

4.
You will store only Marathon branded products purchased from us in Branded Outlet storage tanks and receptacles, and dispense only Marathon branded products purchased from us from Branded Outlet dispensers.

5.
Any sign and associated sign canisters, chassis, poles and other equipment furnished by MPC for the Branded Outlet belong to MPC, and you will not remove or relocate any sign or sign equipment without MPC’s permission. Before selling or easing the Branded Outlet, you will inform the buyer of MPC’s ownership of signs and sign equipment.

6.
Both we and MPC have the right to revoke approval of use of the Marks, and in the case of the STP® marks, AASTP, if you do not comply with the above. If we, MPC, or AASTP do so, or if we terminate our agreement or relationship with you for the supply of Marathon branded petroleum and related products, you will (a) immediately stop using and displaying the Marks; (b) remove, obliterate or permanently paint over (in color(s) which will not be confused with MPC’s colors), all terms and materials at the Branded Outlet bearing any of the Marks; (c) remove and deliver to us all signs and related equipment furnished to you through us; and (d) turn over to us or MPC any credit card imprinters, OMNI equipment or other equipment belonging to MPC.

7.
If you do not comply with the requirements of 6. above, we or MPC may take such action as may be reasonably necessary to terminate any infringement of the Marks and recover property that belongs to MPC including, but not limited to, the right to enter upon the Branded Outlet and take the actions described in 6. above. If we or MPC do so, you will pay any cost and expense we, MPC or both incur, including attorneys fees and other legal costs. You agree that damages are an inadequate remedy for a breach of this agreement or infringement of the Marks, and we and MPC may have equitable relief, in the form of preliminary and permanent injunction or otherwise, in order to enforce this agreement.

8.	MPC and AASTP are third party beneficiaries of this agreement.

DO NOT SIGN BELOW UNLESS YOU HAVE READ, UNDERSTAND, AND INTEND TO BE BOUND BY THE ABOVE. THIS AGREEMENT IS EFFECTIVE WHEN SIGNED BY BOTH PARTIES.

__________________________________________	__________________________________
(JOBBERS NAME)	DEALERS SIGNATURE)
By:_______________________________________	__________________________________
(OFFICER SIGNATURE)	(PRINT DEALERS NAME)
__________________________________________
(TITLE)
Date Signed:_______________________________	Date Signed:_______________________

[RETURN A COPY OF THIS AGREEMENT, FULLY EXECUTED BY BOTH PARTIES, TO MPC]

EXHIBIT D

STP® Program Rules

1.
The STP® Trademark (the "Mark") is owned by the Armor All / STP Products Company of Oakland, California ("AASTP"). AASTP authorizes you to use the Mark exclusively in connection with the sale of MARATHON® brand gasoline, and for no other purpose, pursuant to a Trademark Licensing Agreement between AASTP and Marathon Petroleum Company LLC ("MPC").

2.	You may use the Mark only at the MARATHON® branded retail facility(ies) that you operate, and only in accordance with instructions provided to you by MPC explaining the correct uses of the Mark.

3.
You may use the Mark only as to the specific extent that MPC has provided you with AASTP-licensed signage and promotional materials containing the Mark, and you may not tamper with or modify any of these materials. All other uses of the Mark are expressly prohibited. For example, you cannot use the Mark on any other business sign, business card, stationery, forms, website, or promotional materials or as part of any company name, trade name, or domain name. Unauthorized use or modification of the Marks is illegal, and violators may be prosecuted for trademark infringement.

4.	You shall not apply for or register trademarks that are identical with or similar to the Marks.

5.
You acknowledge AASTP's ownership and exclusive rights to the Mark, that you will be using the Mark under AASTP's control and for AASTP's account, and that all goodwill associated with the Mark inures to the benefit of AASTP. You further acknowledge that the Mark is famous, and you agree that you will not engage in any activity that may have an adverse effect on the reputation and goodwill of AASTP or MPC.

6.
You agree to notify us of any infringement or improper use of the Mark by any third party that comes to your attention. AASTP shall have the sole right and discretion to commence and conduct all judicial and administrative proceedings related to such infringement. You agree to assist and cooperate in such proceedings in any reasonable manner deemed necessary by AASTP.

7.	Your right to use the Marks shall be terminated:

a.	if you breach the terms of this Authorization, and fail to cure such breach within thirty (30) days after receiving notice from AASTP or MPC;

b.	if MPC ceases to be the authorized Licensee of AASTP, in which case it shall be terminated immediately; or

c.	upon the expiration or termination of your rights to use the MARATHON® brand marks.

8.
If you are ever notified by AASTP or MPC that your authority to use the Mark has been terminated, then you will destroy all artwork, signs and logos and other items bearing the Mark in your possession or control within seven days after receiving such notice.

9.
You shall not sublicense, assign, or pledge any rights granted under this Authorization. The rights granted to you hereunder are non-exclusive, non-transferable, and subject to the terms of the Trademark Licensing Agreement between AASTP and MPC, revocable.

10.
You acknowledge that failure to abide by these Program Rules will result in immediate and irreparable damage to AASTP and the STP trademark and that there is no adequate remedy at law for such damage. As such AASTP shall be entitled to equitable relief by way of temporary and permanent injunctions or otherwise, to enforce the terms of these Program Rules.

Your retention of any item on which the Mark is shown, or any material associated with the STP® Program received from MPC, constitutes your acceptance of and agreement to comply with and be bound by the terms and conditions in these program rules. [***].

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

ADDENDUM TO BRANDED PRODUCT SUPPLY AND TRADEMARK LICENSE AGREEMENT

[SOUTH CAROLINA]

This Addendum to Branded Product Supply and Trademark License Agreement (“Addendum”) is made and entered into this 26th day of July, 2010, by and between Marathon Petroleum Company LLC, a Delaware limited liability company having its principal place of business at 539 South Main Street, Findlay, Ohio 45840 (“MPC”) and The Pantry Inc., a Delaware corporation having its principal place of business at 305 Gregson Drive, Cary, NC 27511(“BUYER”).

MPC and BUYER intend to enter into a Branded Product Supply and Trademark License Agreement with a term commensurate with the term of this Addendum (“Supply Agreement”).

BUYER’s purchases of gasoline and/or distillates pursuant to the Supply Agreement may occur within the state of South Carolina during the Term.

MPC and BUYER therefore agree:

1.           RECITALS; SUPPLY AGREEMENT.

(a)           The recitals are hereby incorporated by reference.

(b)           This Addendum does not modify, alter or amend the terms and conditions set forth in the Supply Agreement.

(c)           The Supply Agreement and this attached Addendum constitute the entire agreement among the Parties relating to this subject matter and may be amended or modified only by a written instrument signed by each of the parties.

2.           DEFINITIONS. For purposes of this Addendum, the following terms shall have the indicated meanings:

(a)           “Blend-Grade Distillate” means [***] from time to time, purchased by BUYER directly from MPC pursuant to this Addendum.

(b)           “Blend-Grade Gasoline” means [***] from time to time, purchased by BUYER directly from MPC pursuant to this Addendum, with detergent additives in sufficient concentrations such that after the addition of ethanol at the maximum volume percent permitted by state and federal law, the final product would meet the Lowest Additive Concentrations as required by the U.S. Environmental Protection Agency.

(c)           “Blended Distillate Product” means Blend-Grade Distillate blended with biodiesel after delivery to BUYER.

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(d)           “Blended Gasoline Product” Product means Blend-Grade Gasoline that has been blended with denatured fuel ethanol after delivery to BUYER.

(e)           “Blended Product” Product means (1) Blended Gasoline Product, and 2) Blended Distillate Product.

(f)           “Conforming Product” means (1) Blend-Grade Gasoline that has been blended with denatured fuel ethanol after delivery to BUYER blended, monitored and otherwise handled by BUYER in strict conformity with all terms and conditions of this Addendum; and (2) Blend- Grade Distillate that has been blended with biodiesel meeting the most recent version of ASTM D 6751, "Standard Specification for Biodiesel Fuel Blend Stock (B100) for Middle Distillate Fuels" after delivery, that is blended, monitored and otherwise handled by BUYER in strict conformity with all terms and conditions of this Addendum.

(g)           “5- Day Volume” and “Monthly Volume” refer to the MPC terminals and the associated Volume quantities (in gallons) listed in the table in the attached Schedule B, if applicable.

(h)           "Terminal” means the terminal(s) specified on Schedule A to this Addendum, which schedule is incorporated by reference.

(i)           “Month” (capitalized or not) means a calendar month.

(j)           “Termination Event” means:

(1)           the failure of BUYER to pay when due any amount due from BUYER to MPC pursuant to this Addendum;

(2)           the assignment by JOBBER of any of its rights or interests, in whole or in part, or the delegation by JOBBER of any of its duties, under this Addendum without the prior written consent of MPC;

(3)           the occurrence of any material breach or nonperformance by JOBBER of any of its respective obligations under this Addendum that is not cured within ten (10) days following the date written notice of breach or nonperformance is sent, via certified mail, return receipt requested, by MPC to JOBBER; or

(4)           modification, repeal or invalidation of any pertinent portion of Section 39-41-235 of the Code of Laws of South Carolina.

Capitalized terms used and not specifically defined in this Addendum, including but not limited to Term and Branded Outlet have the meaning given to them in the Supply Agreement.

3.           TERM. This Addendum will be effective as to each Party upon execution by both Parties, for the Term, unless terminated earlier by a Party as provided for in this Addendum.

4.           PURCHASE AND DELIVERY OF BLEND-GRADE GASOLINE AND BLEND-GRADE DISTILLATE

(a)           Quantity. (1) During each Month, BUYER shall [***] of the Monthly Volumes of each [***] and [***] at the associated Terminal as shown in the table set forth in Schedule B, which schedule is hereby incorporated by reference. (2) During each 5-Day Period, BUYER shall purchase the 5-Day Volumes each of [***] and [***] at the associated Terminal as shown in the table set forth in Schedule B. (3) MPC is not obligated to supply [***] of the 5-Day Volumes shown in the table set forth in Schedule B. (B) During any 5-Day Period, all purchases of [***] of the respective 5-Day [***]. (4) In the event the needs of BUYER increase beyond the volumes specified in the table set forth in Schedule B, BUYER shall notify MPC in writing of the additional volume requested [***]. MPC shall assess [***] and [***], and if the Parties mutually agree, shall amend the volumes in the table.

(b)           Price. The price for any given load of [***] shall be the applicable MPC established terminal rack price per gallon, in effect for the [***] or [***] at the Terminal [***]. BUYER acknowledges and agrees that MPC may use the terminal rack price to manage customer liftings when MPC’s [***] or [***] supply at a Terminal is limited.  The stated prices are [***]. All taxes or other charges now or hereafter imposed by law on any [***] sold hereunder, or on the production, manufacture, sale, transportation or delivery thereof, or on this Addendum or the transactions contemplated hereby, which MPC is required to pay or collect shall be added to the applicable price and paid by BUYER.

(c)           Ratable Lifting. (1) If BUYER fails to lift the Monthly Volumes of [***] at the associated Terminal as shown in the table in the attached Schedule B, then [***] in question an [***] on a monthly basis for [***]. (2) MPC may cancel this Addendum upon [***] advance written notice if, for any [***] at the associated Terminal as shown in the table set forth in Schedule B to this Addendum. (3) If a supply interruption occurs at a Terminal, MPC may request BUYER, to the extent logistically feasible, to lift [***] at another MPC Terminal.

(d)           Blend-Grade Characteristics. MPC reserves the right to change the grade, specifications, characteristics, delivery package, brand name or other distinctive designation of Blend-Grade Gasoline and/or Blend-Grade Distillate from time to time, and to discontinue marketing Blend-Grade Gasoline and/or Blend-Grade Distillate at any time without liability or further obligation to BUYER with respect to the purchase and sale thereof.

(e)           Purchases of Blend-Grade. BUYER s purchases of [***] and [***] shall be [***] as defined in the Supply Agreement.

(f)           Delivery. All sales of [***]. MPC shall have no obligation to deliver [***] or [***] at a Terminal unless [***].

(g)           Warranties. MPC warrants that [***] shall meet applicable MPC specifications and that it has good title to [***], free of all liens. THIS WARRANTY IS IN LIEU OF ALL OTHER EXPRESS OR IMPLIED WARRANT IES INCLUDING THOSE OF MERCHANTABILITY AND

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

FITNESS FOR A PARTICULAR PURPOSE. MPC shall, at its option and its cost (including expense of return and re-delivery), remedy the defect in, replace, or refund the purchase price of, any Product that fails to meet this warranty. THIS IS BUYERS EXCLUSIVE REMEDY FOR BREACH OF WARRANTY WITH RESPECT TO [***].

(f)           Terminals. BUYER acknowledges and agrees that Schedule A to this Addendum will be amended to remove any light products terminals at which MPC no longer offers motor fuels for sale. MPC will provide notification of such amendment in writing on or before the 20th day of the calendar month immediately preceding the calendar month in which the change is to become effective.

5.           PAYMENT

BUYER and MPC agree that the terms and conditions of Section 3.3 of the Supply Agreement shall apply to Blend-Grade Gasoline and Blend-Grade Distillate sold hereunder. BUYER agrees to pay for all Blend-Grade Gasoline and Blend-Grade Distillate sold hereunder in accordance with the terms and conditions set forth in Section 3.3 of the Supply Agreement.

6.           MARKS.

(a)           The Blend-Grade Gasoline and Blend-Grade Distillate sold hereunder are not Marathon® branded products.  Buyer shall not use MPC’s name, trademarks (including, but not limited to, the Marathon® trademark), trade dress, logos, slogans or the like ( MPC’s Marks ) in any way with regard to the [***] or [***].

(b)           BUYER shall not sell or otherwise distribute Blend-Grade Gasoline until such Blend-Grade Gasoline is blended with denatured fuel ethanol in compliance with applicable laws and regulations, including but not limited to, required octane certification and posting.

(c)           Notwithstanding the provisions of [***] may be distributed to, stored, and resold from the Branded Outlets as a Product, as permitted under Section 5 of the Supply Agreement. Any [***] that is [***] with [***] shall not be distributed to, stored at, or resold from a Branded Outlet. BUYER shall not use the Marks in connection with [***] or any [***] other than Conforming Product. Conforming Product does not constitute [***] is not eligible for the [***].

7.           BLENDING REQUIREMENTS AND QUALITY CONTROL PROGRAM.

(a)           Ethanol Blending Specifications.

(1)           Blended Gasoline Product shall include only Blend-Grade Gasoline and denatured fuel ethanol meeting the most recent version of ASTM D 4806, "Standard Specification for Denatured Fuel Ethanol for Blending with Gasolines for Use as Automotive Spark-Ignition Fuel."

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(2)           The rate of blending shall be not less than [***] percent nor more than [***] percent denatured fuel ethanol.

(b)           Biodiesel Blending  Specifications.

(1)           Blended Distillate Product shall include only Blend-Grade Distillate and biodiesel meeting the most recent version of ASTM D 6751, "Standard Specification for Biodiesel Fuel Blend Stock (B100) for Middle Distillate Fuels." Biodiesel blended with Blend-Grade Distillate between December 1 and February 28 (or 29) shall have a cloud point specification no higher than thirty-seven degrees Fahrenheit (37° F).

(2)           The rate of blending shall be not more than [***] percent biodiesel.

(c)           Quality Control Program.

(1)           Written program. BUYER shall maintain, for all Blend-Grade Gasoline and Blend-Grade Distillate purchased under this Addendum and all resulting Blended Product, an oversight program to ensure fuel quality and safety and to ensure compliance with all applicable laws and regulations. Prior to purchase of any Blend-Grade Gasoline or Blend-Grade Distillate, BUYER shall provide a copy of BUYER s oversight program to MPC.

(2)           BUYER shall sample and test Blended Product not less frequently than once each month at each Branded Outlet to which such Blended Product has been distributed. Gasoline Blended Product shall be tested for ethanol content, octane and Reid Vapor Pressure. Distillate Blended Product shall be tested for biodiesel content. Testing shall be performed by a third party testing laboratory reasonably suitable to MPC. BUYER shall notify MPC of the results of such testing not later than the twentieth 20th day of the following calendar month.

(3)           On or before the 20th day of each calendar month, BUYER shall provide to MPC [***] to which it intends to deliver [***] in the successive calendar month.

(4)           Notwithstanding the provisions of Section 4.4 of the Supply Agreement, BUYER shall maintain General Liability Insurance, including contractual liability, XCU (explosion, collapse and underground) hazards, premises and completed operations, and products liability, to cover liability for bodily injury and property damage, with a combined single limit of not less than [***] ($[***]) per occurrence. BUYER’s insurance under this Section 7(c)(4) shall be endorsed to include MPC as an additional insured with respect to liability arising out of BUYER s operations, including but not limited to BUYER s blending, storage, and distribution of motor fuel, or any premises owned or leased by BUYER. BUYER shall furnish MPC with certificates of insurance which document that all coverages and endorsements required by this Section 7(c)(4) and Section 4.4 of the Supply Agreement have been obtained. Renewal certificates shall be obtained by BUYER as and when necessary, and copies thereof shall be forwarded to MPC as soon as same are available and in any event prior to the expiration of the policy so renewed. These certificates shall provide that the insurer shall give thirty (30) days

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written notice to MPC prior to change or cancellation of any policy. In no event shall MPC’s acceptance of an insurance certificate that does not comply with this Section 7(c)(4) or Section 4.4 of the Supply Agreement constitute a waiver of any requirement of any such provisions. The provisions of this Section 7(c)(4) apply to the extent BUYER has elected, by indicating on the attached Schedule B, to purchase Blend-Grade Distillate or Blend-Grade Gasoline or has actually purchased Blend-Grade Distillate or Blend-Grade Gasoline. MPC shall have no obligation to deliver Blend-Grade Gasoline or Blend-Grade Distillate unless BUYER demonstrates, to MPC’s satisfaction, compliance with the provisions of this Section 7(c)(4).

(d)           Strict Compliance. No Blended Product shall be considered Conforming Product if any of the foregoing provisions is not strictly complied with in all respects. Blended Product shall be considered Conforming Product only upon (1) BUYER’s demonstration, to MPC’s satisfaction that all requirements of this Addendum are satisfied, and (2) MPC’s prior approval of Blended Product as Conforming Product.

8.           RENEWABLE IDENTIFICATION NUMBERS (RINs).

(a)           For Renewable Identification Numbers (“RINs”) created prior to July 1, 2010 the following shall apply: By the twentieth (20th) day of the month following the end of each calendar month, BUYER shall prepare and forward to MPC a transfer document transferring a quantity of RINs equal to the [***] of [***] by [***] pursuant to [***] for the prior [***] pursuant [***] for the prior [***]. For Blend-Grade Gasoline and Blend-Grade Distillate delivered between January 1 and January 31, transferred RINs shall have been generated in the year of transfer or in the previous year. For Blend-Grade Gasoline and Blend-Grade Distillate delivered between February 1 and December 31, transferred RINs will be generated in the year of transfer. All transferred RINs will be unassigned RINs (K code = 2), and RINs transferred for biodiesel blending shall be biodiesel RINs (RR code = 15). In the event that any transferred RINs are later determined to be invalid RINs within the meaning of 40 CFR 80.1131, or to have been retired prior to the title transfer date, then BUYER shall transfer an equal amount of valid, unretired replacement RINs to MPC by the twentieth (20th) day of the month following the calendar month in which the transferred RINs were determined to be invalid or retired. MPC will not accept after August 31, 2010 for transfer any RIN created prior to July 1, 2010.

(b)           For Renewable Identification Numbers (“RINs”) created on or after July 1, 2010 the following shall apply: By the twentieth (20th) day of the month following the end of each calendar month, BUYER shall prepare and forward to MPC a transfer document transferring a quantity of RINs equal to the [***] of [***] by [***] pursuant to [***] for the prior [***] pursuant [***] for the prior [***]. All RINs shall be transferred via a Product Transfer Document that is compliant with 40 CFR 80.1453 and shall be entered into the EPA Moderated Transaction System (EMTS) in accordance with 40 CFR 80.1452. For Blend-Grade Gasoline and Blend-Grade Distillate delivered between January 1 and January 31, transferred RINs shall have been generated in the year of transfer or in the previous year. For Blend-Grade Gasoline and Blend-Grade Distillate delivered between February 1 and December 31, transferred RINs will be generated in the year of transfer. All transferred RINs will be unassigned RINs (K code = 2), and

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RINs transferred for biodiesel blending shall be biomass-based diesel RINs (D code = 4 or 7). In the event that any transferred RINs are later determined to be invalid RINs within the meaning of 40 CFR 80.1431, or to have been retired prior to the title transfer date, then BUYER shall transfer an equal amount of valid, unretired replacement RINs to MPC by the twentieth (20th) day of the month following the calendar month in which the transferred RINs were determined to be invalid or retired.

9.           REMEDIES.  MPC may, at its option, suspend sale and delivery of Blend-Grade Gasoline and Blend-Grade Distillate in the event of BUYER’s non-compliance with any or all of the requirements of Section 7, Section 8, and Section 10 of this Addendum. MPC may require BUYER to provide reasonable assurances of future, continued compliance as a condition to resuming sale and delivery of Blend-Grade Gasoline and Blend-Grade Distillate. The rights and remedies of the MPC set forth in this Addendum are cumulative and the use of one remedy shall not be taken to exclude or waive the right to use another.

10.           INDEMNIFICATION.  BUYER agrees to protect, indemnify, defend and hold MPC harmless from any and all costs and expenses (including reasonable attorneys fees and litigation expenses), liabilities, losses, claims, causes of action and damages (for injury to or death of any person, or loss or destruction of any property), directly or indirectly resulting or arising from:

(a)           the handling, use, storage, distribution, labeling, or sale of Blended Product, Blend-Grade Gasoline, or Blend-Grade Distillate subsequent to the delivery thereof to BUYER;

(b)           the handling, use, storage, distribution, labeling, or sale of Blended Product;

(c)           the conduct of BUYER’s business or the business of any Sublicensee or other party purchasing Blended Product from BUYER; or

(d)           the use or condition of the equipment or premises used for the storage, handling and dispensing of Blended Product, Blend-Grade Gasoline, or Blend-Grade Distillate including, but not limited to, use or condition of underground storage tank or lines resulting in groundwater or soil contamination or both, at the Branded Outlets.

The foregoing notwithstanding, BUYER shall not have any obligation to indemnify MPC for any costs, expenses, liabilities, losses, claims, causes of action or damages arising from the sole negligence of MPC, its agents or employees. BUYER s obligations under this Section 10 are not negated n the event its insurance carrier or carriers provide or deny coverage to either BUYER or MPC. BUYER s obligations under this Section 10 shall extend to MPC’s affiliates, subsidiaries, parent companies, agents, officers, directors, employees, predecessors and successors.

The provisions of this Section 10 shall be in addition to, and not in limitation of, the provisions of Section 4.3 of the Supply Agreement.

11.           TERMINATION

This Addendum shall terminate upon the termination or non-renewal, within the meaning of PMPA, of the Supply Agreement or the franchise relationship created or embodied by the Product Supply Agreement. Upon the occurrence of any Termination Event, MPC shall have the right, at its sole option, to immediately terminate this Addendum without advance notice of termination, written or otherwise, from MPC.

12.           MISCELLANEOUS

(a)           Compliance With Laws. BUYER, its agents, and its carriers shall comply with all laws, regulations, and standards applicable to the sale, delivery, transportation, storage, use, and disposition of Blend-Grade Gasoline, Blend-Grade Distillate, and Blended Product, and Buyer shall not deliver, or allow to be delivered, any product that would be in violation of U.S. EPA regulations or state fuel quality regulations applicable to the area where the product is delivered. Buyer shall require similar commitments from its purchasers. Blend-Grade Gasoline and Blend-Grade Distillate are for use as blending components only.

(b)           Safety and Health. BUYER has received Material Safety Data Sheets and other information about the safety and health aspects of Blend-Grade Gasoline and/or Blend Grade Distillate, shall communicate this information to its employees, agents, carriers and customers, and shall require them to further communicate this information in a like manner.

(c)           Confidentiality. This Addendum, as well as all information disclosed by either party to the other party pursuant to this Addendum, other than such information as may be generally available to the public or the industry, is and will be used by the other party in confidence and solely in connection with this Addendum. The parties agree to keep such information and the terms of this Addendum including secret and confidential from all third parties for a period of one (1) year following expiration of the Term, except in response to a valid subpoena, civil investigative demand or court order issued by a court of competent jurisdiction.  If either party is served with process to obtain such information, that party shall immediately notify the other party, which shall have the right to seek to quash such process, or to take such other actions necessary to protect the confidentiality of the information. The provisions of this Section 12(c) shall survive termination of this Addendum regardless of cause.

(d)           Claims. All claims must be in writing. Product quality or quantity claims relating to the goods sold by MPC to BUYER pursuant to this Addendum must be delivered to MPC within 30 days after delivery of the product, and all other claims by Buyer must be delivered to MPC within 60 days after the event giving rise to the claim. BUYER shall preserve, and permit MPC to inspect and sample, the subject product. ANY LAWSUIT AGAINST MPC WHICH INVOLVES THESE TERMS OR THE SALE OF PRODUCTS MUST BE BROUGHT WITHIN ONE YEAR AFTER THE CAUSE OF ACTION ACCRUES.

(e)           Limitation of Liability.                                           IN NO EVENT SHALL MPC'S LIABILITY FOR DAMAGES (WHETHER ARISING FROM BREACH OF CONTRACT OR WARRANTY, NEGLIGENCE, STRICT LIABILITY, OR OTHERWISE) EXCEED [***] NOR SHALL MPC BE LIABLE FOR PUNITIVE, INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

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IN WITNESS WHEREOF, the Parties have executed this Addendum in triplicate on the day and year first above written.

MARATHON PETROLEUM COMPANY LLC

By:           /s/ G.R. Heminger
G. R. Heminger
Its:           President

THE PANTRY, INC.

By:           /s/ Terrance Marks
Terrance Marks
Its:           President and Chief Executive Officer

SCHEDULE A
TO ADDENDUM TO
BRANDED PRODUCT SUPPLY AND TRADEMARK LICENSE AGREEMENT
[South Carolina]

M PC Terminal(s):

[***]
[***]
[***]
[***]

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SCHEDULE B
TO ADDENDUM TO
BRANDED PRODUCT SUPPLY AND TRADEMARK LICENSE AGREEMENT
[South Carolina]

5- Day Volumes and Monthly Volumes:

	Blend-Grade Gasoline		Blend-Grade Distillate
Terminal	5-Day Volume	Monthly Volume	5-Day Volume	Monthly Volume
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Total Monthly Volume	Blend-Grade Gasoline		Blend-Grade Distillate
	[***]		[***]

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ADDENDUM TO BRANDED PRODUCT SUPPLY AND TRADEMARK LICENSE AGREEMENT
[TENNESSEE]

This Addendum to Branded Product Supply and Trademark License Agreement (“Addendum”) is made and entered into this 26th day of July, 2010, by and between Marathon Petroleum Company LLC, a Delaware limited liability company having its principal place of business at 539 South Main Street, Findlay, Ohio 45840 (“MPC”) and The Pantry Inc., a Delaware corporation having is principal place of business at 305 Gregson Drive, Cary, NC 27511(“BUYER”).

MPC and BUYER intend to enter into a Branded Product Supply and Trademark License Agreement with a term commensurate with the term of this Addendum (“Supply Agreement”).

BUYER’s purchases of gasoline and/or distillates pursuant to the Supply Agreement may occur within the state of Tennessee during the Term.

MPC and BUYER therefore agree:

1.           RECITALS; SUPPLY AGREEMENT.

(a)           The recitals are hereby incorporated by reference.

(b)           This Addendum does not modify, alter or amend the terms and conditions set forth in the Supply Agreement.

(c)           The Supply Agreement and this attached Addendum constitute the entire agreement among the Parties relating to this subject matter and may be amended or modified only by a written instrument signed by each of the parties.

2.           DEFINITIONS. For purposes of this Addendum, the following terms shall have the indicated meanings:

(a)           “Blend-Grade Distillate” means [***] from time to time, containing up to five (5) volume percent biodiesel, purchased by BUYER directly from MPC pursuant to this Addendum.

(b)           “Blend-Grade Gasoline” means [***] from time to time, [***], purchased by BUYER directly from MPC pursuant to this Addendum, with detergent additives in sufficient concentrations such that after the addition of ethanol at the maximum volume percent permitted by state and federal law, the final product would meet the Lowest Additive Concentrations as required by the U.S. Environmental Protection Agency.

(c)           “Blended Distillate Product” means Blend-Grade Distillate blended with biodiesel after delivery to BUYER.

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(d)           “Blended Gasoline Product” means Blend-Grade Gasoline hat has been blended with denatured fuel ethanol after delivery to BUYER.

(e)           “Blended Product” means 1) Blended Gasoline Product, and 2) Blended Distillate Product.

(f)           “Conforming Product” means 1) Blend-Grade Gasoline that has been blended with denatured fuel ethanol after delivery to BUYER blended, monitored and otherwise handled by BUYER in strict conformity with all terms and conditions of this Addendum; and (2) Blend- Grade Distillate that has been blended with biodiesel meeting the most recent version of ASTM D 6751, "Standard Specification for Biodiesel Fuel Blend Stock (B100) for Middle Distillate Fuels" after delivery, that is blended, monitored and otherwise handled by BUYER in strict conformity with all terms and conditions of this Addendum.

(g)           “55-Day Volume” and “Monthly Volume” refer to the MPC terminals and the associated Volume quantities (in gallons) listed in the table in the attached Schedule B, if applicable.

(h)           “Terminal” means the terminal(s) specified on Schedule A of this Addendum, which schedule is incorporated by reference.

(i)           “Month” (capitalized or not) means a calendar month.

(j)           “Termination Event” means

(1)           the failure of BUYER to pay when due any amount due from BUYER to MPC pursuant to this Addendum;

(2)           the assignment by JOBBER of any of its rights or interests, in whole or in part, or the delegation by JOBBER of any of its duties, under this Addendum without the prior written consent of MPC;

(3)           the occurrence of any material breach or nonperformance by JOBBER of any of its respective obligations under this Addendum that is not cured within ten (10) days following the date written notice of breach or nonperformance is sent, via certified mail, return receipt requested, by MPC to JOBBER; or

(4)           modification, repeal or invalidation of Sections 47-25-2003 or 47-25-2004 of the Tennessee Code Annotated.

Capitalized terms used and not specifically defined in this Addendum, including but not limited to Term and Branded Outlet have the meaning given to them in the Supply Agreement

3.           TERM. This Addendum will be effective as to each Party upon execution by both Parties, for the Term, unless terminated earlier by a Party as provided for in this Addendum.

4.           PURCHASE AND DELIVERY OF BLEND-GRADE GASOLINE AND BLEND-GRADE DISTILLATE

(a)           Quantity. (1) During each Month, BUYER shall [***] of the Monthly Volumes of each [***] and [***] at the associated Terminal as shown in the table set forth in Schedule B, which schedule is hereby incorporated by reference. (2) During each 5- Day Period, BUYER shall purchase the 5-Day Volumes each of [***] and [***] at the associated Terminal as shown in the table set forth in Schedule B. (3) MPC is not obligated to supply [***] of the 5-Day Volumes shown in the table set forth in Schedule B. (B) During any 5-Day Period, all purchases of [***] and [***] of the respective 5-Day [***]. (4) In the event the needs of BUYER increase beyond the volumes specified in the table set forth in Schedule B, BUYER shall notify MPC in writing of the additional volume requested [***]. MPC shall assess [***] and [***], and if the Parties mutually agree, shall amend the volumes in the table.

(b)           Price. The price for any given load of [***] or [***] shall be the applicable MPC established terminal rack price per gallon, in effect for the [***] or [***] at the Terminal [***]. BUYER acknowledges and agrees that MPC may use the terminal rack price to manage customer liftings when MPC’s [***] or [***] supply at a Terminal is limited.  The stated prices are [***]. All taxes or other charges now or hereafter imposed by law on any [***] or [***] sold hereunder, or on the production, manufacture, sale, transportation or delivery thereof, or on this Addendum or the transactions contemplated hereby, which MPC is required to pay or collect shall be added to the applicable price and paid by BUYER.

(c)           Ratable Lifting. (1) If BUYER fails to lift the Monthly Volumes of [***] or [***] at the associated Terminal as shown in the table in the attached Schedule B, then [***] in question an [***]. MPC shall invoice BUYER on a monthly basis for [***]. (2) MPC may cancel this Addendum upon [***] advance written notice if, for any [***] at the associated Terminal as shown in the table set forth in Schedule B to this Addendum. (3) If a supply interruption occurs at a Terminal, MPC may request BUYER, to the extent logistically feasible, to lift [***] or [***] at another MPC Terminal.

(d)           Blend-Grade Characteristics. MPC reserves the right to change the grade, specifications, characteristics, delivery package, brand name or other distinctive designation of Blend-Grade Gasoline and/or Blend-Grade Distillate from time to time, and to discontinue marketing Blend-Grade Gasoline and/or Blend-Grade Distillate at any time without liability or further obligation to BUYER with respect to the purchase and sale thereof.

(e)           Purchases of Blend-Grade. BUYER s purchases of [***] shall be [***] as defined in the Supply Agreement.

(f)           Delivery. All sales of [***]. MPC shall have no obligation to deliver Blend-Grade Gasoline or Blend-Grade Distillate at a Terminal unless [***].

(g)           Warranties. MPC warrants that [***] and [***] shall meet applicable MPC specifications and that it has good title to [***] and [***], free of all liens. THIS WARRANTY IS IN LIEU OF ALL OTHER EXPRESS OR IMPLIED WARRANTIES INCLUDING THOSE OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. MPC shall, at its

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option and its cost (including expense of return and re-delivery), remedy the defect in, replace, or refund the purchase price of, any Product that fails to meet this warranty. THIS IS BUYERS EXCLUSIVE REMEDY FOR BREACH OF WARRANTY WITH RESPECT TO [***] AND [***].

(h)           Terminals. BUYER acknowledges and agrees that Schedule A to this Addendum will be amended to remove any light products terminals at which MPC no longer offers motor fuels for sale. MPC will provide notification of such amendment in writing on or before the 20th day of the calendar month immediately preceding the calendar month in which the change is to become effective.

5.           PAYMENT.

BUYER and MPC agree that the terms and conditions of Section 3.3 of the Supply Agreement shall apply to Blend-Grade Gasoline and Blend-Grade Distillate sold hereunder. BUYER agrees to pay for all Blend-Grade Gasoline and Blend-Grade Distillate sold hereunder in accordance with the terms and conditions set forth in Section 3.3 of the Supply Agreement.

6.           MARKS.

(a)           The Blend-Grade Gasoline and Blend-Grade Distillate sold hereunder are not Marathon® branded products.  Buyer shall not use MPC’s name, trademarks (including, but not limited to, the Marathon® trademark), trade dress, logos, slogans or the like ( MPC’s Marks ) in any way with regard to [***] or [***].

(b)           BUYER shall not sell or otherwise distribute Blend-Grade Gasoline until such Blend-Grade Gasoline is blended with denatured fuel ethanol in compliance with applicable laws and regulations, including but not limited to, required octane certification and posting.

(c)           Notwithstanding the provisions of [***] may be distributed to, stored, and resold from the Branded Outlets as a Product, as permitted under Section 5 of the Supply Agreement. Any [***] that is [***] with the [***] shall not be distributed to, stored at, or resold from a Branded Outlet. BUYER shall not use the Marks in connection with [***] or [***] other than Conforming Product. Conforming Product does not constitute [***];[***] is not eligible for the [***].

7. BLENDING REQUIREMENTS AND QUALITY CONTROL PROGRAM.

(a)           Ethanol Blending Specifications.

(1)           Blended Gasoline Product shall include only Blend-Grade Gasoline and denatured fuel ethanol meeting the most recent version of ASTM D 4806, "Standard Specification for Denatured Fuel Ethanol for Blending with Gasolines for Use as Automotive Spark-Ignition Fuel."

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(2)           The rate of blending shall be not less than [***] nor more than [***] denatured fuel ethanol.

(b)           Biodiesel Blending Specifications.

(1)           Blended Distillate Product shall include only Blend-Grade Distillate and biodiesel meeting the most recent version of ASTM D 6751, "Standard Specification for Biodiesel Fuel Blend Stock (B100) for Middle Distillate Fuels." Biodiesel blended with Blend-Grade Distillate between December 1 and February 28 (or 29) shall have a cloud point specification no higher than thirty-seven degrees Fahrenheit (37° F).

(2)           The rate of blending shall be not more than [***] percent biodiesel.

(c)           Quality Control Program.

(1)           Written program. BUYER shall maintain, for all Blend-Grade Gasoline and Blend-Grade Distillate purchased under this Addendum and all resulting Blended Product, an oversight program to ensure fuel quality and safety and to ensure compliance with all applicable laws and regulations. Prior to purchase of any Blend-Grade Gasoline or Blend-Grade Distillate, BUYER shall provide a copy of BUYER s oversight program to MPC.

(2)           BUYER shall sample and test Blended Product not less frequently than once each month at each Branded Outlet to which such Blended Product has been distributed. Gasoline Blended Product shall be tested for ethanol content, octane and Reid Vapor Pressure. Distillate Blended Product shall be tested for biodiesel content. Testing shall be performed by a third party testing laboratory reasonably suitable to MPC. BUYER shall notify MPC of the results of such testing not later than the twentieth 20th day of the following calendar month.

(3)           On or before the 20th day of each calendar month, BUYER shall provide to MPC [***] to which it intends to deliver [***] in the successive calendar month.

(4)           Notwithstanding the provisions of Section 4.4 of the Supply Agreement, BUYER shall maintain General Liability Insurance, including contractual liability, XCU (explosion, collapse and underground) hazards, premises and completed operations, and products liability, to cover liability for bodily injury and property damage, with a combined single limit of not less than [***] per occurrence. BUYER’s insurance under this Section 7(c)(4) shall be endorsed to include MPC as an additional insured with respect to liability arising out of BUYER’s operations, including but not limited to BUYER’s blending, storage, and distribution of motor fuel, or any premises owned or leased by BUYER. BUYER shall furnish MPC with certificates of insurance which document that all coverages and endorsements required by this Section 7(c)(4) and Section 4.4 of the Supply Agreement have been obtained. Renewal certificates shall be obtained by BUYER as and when necessary, and copies thereof shall be forwarded to MPC as

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soon as same are available and in any event prior to the expiration of the policy so renewed. These certificates shall provide that the insurer shall give thirty (30) days written notice to MPC prior to change or cancellation of any policy. In no event shall MPC’s acceptance of an insurance certificate that does not comply with this Section 7(c)(4) or Section 4.4 of the Supply Agreement constitute a waiver of any requirement of any such provisions. The provisions of this Section 7(c)(4) apply to the extent BUYER has elected, by indicating on the attached Schedule B, to purchase Blend-Grade Distillate or Blend-Grade Gasoline or has actually purchased Blend-Grade Distillate or Blend-Grade Gasoline. MPC shall have no obligation to deliver Blend-Grade Gasoline or Blend-Grade Distillate unless BUYER demonstrates, to MPC’s satisfaction, compliance with the provisions of this Section 7(c)(4).

(d)           Strict Compliance. No Blended Product shall be considered Conforming Product if any of the foregoing provisions is not strictly complied with in all respects. Blended Product shall be considered Conforming Product only upon (1) BUYER’s demonstration, to MPC’s satisfaction that all requirements of this Addendum are satisfied, and (2) MPC’s prior approval of Blended Product as Conforming Product.

8. RENEWABLE IDENTIFICATION NUMBERS (RINs).

(a)           For Renewable Identification Numbers (“RINs”) created prior to July 1, 2010 the following shall apply: By the twentieth (20th) day of the month following the end of each calendar month, BUYER shall prepare and forward to MPC a transfer document transferring a quantity of RINs equal to the [***] of [***] by [***] pursuant to [***] for the prior [***] pursuant to [***] for the prior [***]. For Blend-Grade Gasoline and Blend-Grade Distillate delivered between January 1 and January 31, transferred RINs shall have been generated in the year of transfer or in the previous year. For Blend-Grade Gasoline and Blend-Grade Distillate delivered between February 1 and December 31, transferred RINs will be generated in the year of transfer. All transferred RINs will be unassigned RINs (K code = 2), and RINs transferred for biodiesel blending shall be biodiesel RINs (RR code = 15). In the event that any transferred RINs are later determined to be invalid RINs within the meaning of 40 CFR 80.1131, or to have been retired prior to the title transfer date, then BUYER shall transfer an equal amount of valid, unretired replacement RINs to MPC by the twentieth (20th) day of the month following the calendar month in which the transferred RINs were determined to be invalid or retired. MPC will not accept after August 31, 2010 for transfer any RIN created prior to July 1, 2010.

(b)           For Renewable Identification Numbers (“RINs”) created on or after July 1, 2010 the following shall apply: By the twentieth (20th) day of the month following the end of each calendar month, BUYER shall prepare and forward to MPC a transfer document transferring a quantity of RINs equal to the [***] of [***] by [***] pursuant to [***] for the prior [***] pursuant to [***] for the prior [***]. All RINs shall be transferred via a Product Transfer Document that is compliant with 40 CFR 80.1453 and shall be entered into the EPA Moderated Transaction System (EMTS) in accordance with 40 CFR 80.1452. For Blend-Grade Gasoline and Blend-Grade Distillate delivered between January 1 and January 31, transferred RINs shall have been generated in the year of transfer or in the previous year. For Blend-Grade Gasoline and Blend-

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Grade Distillate delivered between February 1 and December 31, transferred RINs will be generated in the year of transfer. All transferred RINs will be unassigned RINs (K code = 2), and RINs transferred for biodiesel blending shall be biomass-based diesel RINs (D code = 4 or 7). In the event that any transferred RINs are later determined to be invalid RINs within the meaning of 40 CFR 80.1431, or to have been retired prior to the title transfer date, then BUYER shall transfer an equal amount of valid, unretired replacement RINs to MPC by the twentieth (20th) day of the month following the calendar month in which the transferred RINs were determined to be invalid or retired.

9.           REMEDIES. MPC may, at its option, suspend sale and delivery of Blend-Grade Gasoline and Blend-Grade Distillate in the event of BUYER’s non-compliance with any or all of the requirements of Section 7, Section 8, and Section 10 of this Addendum. MPC may require BUYER to provide reasonable assurances of future, continued compliance as a condition to resuming sale and delivery of Blend-Grade Gasoline and Blend-Grade Distillate. The rights and remedies of the MPC set forth in this Addendum are cumulative and the use of one remedy shall not be taken to exclude or waive the right to use another.

10.           INDEMNIFICATION.  BUYER agrees to protect, indemnify, defend and hold MPC harmless from any and all costs and expenses (including reasonable attorneys fees and litigation expenses), liabilities, losses, claims, causes of action and damages (for injury to or death of any person, or loss or destruction of any property), directly or indirectly resulting or arising from:

(a)           the handling, use, storage, distribution, labeling, or sale of Blended Product, Blend-Grade Gasoline, or Blend-Grade Distillate subsequent to the delivery thereof to BUYER;

(b)           the handling, use, storage, distribution, labeling, or sale of Blended Product;

(c)           the conduct of BUYER’s business or the business of any Sublicensee or other party purchasing Blended Product from BUYER; or

(d)           the use or condition of the equipment or premises used for the storage, handling and dispensing of Blended Product, Blend-Grade Gasoline, or Blend-Grade Distillate including, but not limited to, use or condition of underground storage tank or lines resulting in groundwater or soil contamination or both, at the Branded Outlets.

The foregoing notwithstanding, BUYER shall not have any obligation to indemnify MPC for any costs, expenses, liabilities, losses, claims, causes of action or damages arising from the sole negligence of MPC, its agents or employees. BUYER s obligations under this Section 10 are not negated in the event its insurance carrier or carriers provide or deny coverage to either BUYER or MPC. BUYER’s obligations under this Section 10 shall extend to MPC’s affiliates, subsidiaries, parent companies, agents, officers, directors, employees, predecessors and successors.

The provisions of this Section 10 shall be in addition to, and not in limitation of, the provisions of Section 4.3 of the Supply Agreement.

11.           TERMINATION

This Addendum shall terminate upon the termination or non-renewal, within the meaning of PMPA, of the Supply Agreement or the franchise relationship created or embodied by the Product Supply Agreement. Upon the occurrence of any Termination Event, MPC shall have the right, at its sole option, to immediately terminate this Addendum without advance notice of termination, written or otherwise, from MPC.

12.           MISCELLANEOUS

(a)           Compliance With Laws. BUYER, its agents, and its carriers shall comply with all laws, regulations, and standards applicable to the sale, delivery, transportation, storage, use, and disposition of Blend-Grade Gasoline, Blend-Grade Distillate, and Blended Product, and Buyer shall not deliver, or allow to be delivered, any product that would be in violation of U.S. EPA regulations or state fuel quality regulations applicable to the area where the product is delivered. Buyer shall require similar commitments from its purchasers. Blend-Grade Gasoline and Blend-Grade Distillate are for use as blending components only.

(b)           Safety and Health. BUYER has received Material Safety Data Sheets and other information about the safety and health aspects of Blend-Grade Gasoline and/or Blend Grade Distillate, shall communicate this information to its employees, agents, carriers and customers, and shall require them to further communicate this information in a like manner.

(c)           Confidentiality. This Addendum, as well as all information disclosed by either party to the other party pursuant to this Addendum, other than such information as may be generally available to the public or the industry, is and will be used by the other party in confidence and solely in connection with this Addendum. The parties agree to keep such information and the terms of this Addendum including secret and confidential from all third parties for a period of one (1) year following expiration of the Term, except in response to a valid subpoena, civil investigative demand or court order issued by a court of competent jurisdiction.  If either party is served with process to obtain such information, that party shall immediately notify the other party, which shall have the right to seek to quash such process, or to take such other actions necessary to protect the confidentiality of the information. The provisions of this Section 12(c) shall survive termination of this Addendum regardless of cause.

(d)           Claims. All claims must be in writing. Product quality or quantity claims relating to the goods sold by MPC to BUYER pursuant to this Addendum must be delivered to MPC within 30 days after delivery of the product, and all other claims by Buyer must be delivered to MPC within 60 days after the event giving rise to the claim. BUYER shall preserve, and permit MPC to inspect and sample, the subject product. ANY LAWSUIT AGAINST MPC WHICH INVOLVES THESE TERMS OR THE SALE OF PRODUCTS MUST BE BROUGHT WITHIN ONE YEAR AFTER THE CAUSE OF ACTION ACCRUES.

(e)           Limitation of Liability.                                           IN NO EVENT SHALL MPC'S LIABILITY FOR DAMAGES (WHETHER ARISING FROM BREACH OF CONTRACT OR WARRANTY, NEGLIGENCE, STRICT LIABILITY, OR OTHERWISE) EXCEED [***] NOR SHALL MPC BE LIABLE FOR PUNITIVE, INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

IN WITNESS WHEREOF, the Parties have executed this Addendum in triplicate on the day and year first above written.

MARATHON PETROLEUM COMPANY LLC

By:           /s/ G. R. Heminger
G. R. Heminger
Its:           President

THE PANTRY, INC.

By:           /s/ Terrance Marks
Terrance Marks
Its:           President and Chief Executive Officer

SCHEDULE A
TO ADDENDUM TO
BRANDED PRODUCT SUPPLY AND TRADEMARK LICENSE AGREEMENT
[Tennessee]

MPC Terminal(s):

[***]

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SCHEDULE B
TO ADDENDUM TO
BRANDED PRODUCT SUPPLY AND TRADEMARK LICENSE AGREEMENT
[Tennessee]

5- Day Volumes and Monthly Volumes:

	Blend-Grade Gasoline		Blend-Grade Distillate
Terminal	5-Day Volume	Monthly Volume	5-Day Volume	Monthly Volume
[***]	[***]	[***]	[***]	[***]
	Blend-Grade Gasoline		Blend-Grade Distillate
Total Monthly Volume	[***]		[***]

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

ADDENDUM TO BRANDED PRODUCT SUPPLY AND TRADEMARK LICENSE AGREEMENT
[NORTH CAROLINA]

This Addendum to Branded Product Supply and Trademark License Agreement (“Addendum”) is made and entered into this 26th day of July, 2010, by and between Marathon Petroleum Company LLC, a Delaware limited liability company having its principal place of business at 539 South Main Street, Findlay, Ohio 45840 (“MPC”) and The Pantry Inc., a Delaware corporation having is principal place of business at 305 Gregson Drive, Cary, NC 27511 (“BUYER”).

MPC and BUYER intend to enter into a Branded Product Supply and Trademark License Agreement with a term commensurate with the term of this Addendum (“Supply Agreement”).

BUYER’s purchases of gasoline pursuant to the Supply Agreement may occur within the state of North Carolina during the Term.

MPC and BUYER therefore agree:

1.           RECITALS; SUPPLY AGREEMENT.

(a)           The recitals are hereby incorporated by reference.

(b)           This Addendum does not modify, alter or amend the terms and conditions set forth in the Supply Agreement.

(c)           The Supply Agreement and this attached Addendum constitute the entire agreement among the Parties relating to this subject matter and may be amended or modified only by a written instrument signed by each of the parties.

2.           DEFINITIONS. For purposes of this Addendum, the following terms shall have the indicated meanings:

(a)           “Blend-Grade Gasoline” means [***] from time to time, [***], purchased by BUYER directly from MPC pursuant to this Addendum.

(b)           “Blended Product” means Blend-Grade Gasoline hat has been blended with denatured fuel ethanol after delivery to BUYER.

(c)           “Conforming Product” means Blend-Grade Gasoline that has been blended with denatured fuel ethanol after delivery to BUYER blended, monitored and otherwise handled by BUYER in strict conformity with all terms and conditions of this Addendum.

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(d)           “55-Day Volume” and “Monthly Volume” refer to the MPC terminals and the associated Volume quantities (in gallons) listed in the table in the attached Schedule B, if applicable.

(e)           “Terminal” means the terminal(s) specified on Schedule A of his Addendum, which schedule is incorporated by reference.

(f)           "Month" (capitalized or not) means a calendar month.

(g)           “Termination Event” means:

(1)           the failure of BUYER to pay when due any amount due from BUYER to MPC pursuant to this Addendum;

(2)           the assignment by JOBBER of any of its rights or interests, in whole or in part, or the delegation by JOBBER of any of its duties, under this Addendum without the prior written consent of MPC;

(3)           the occurrence of any material breach or nonperformance by JOBBER of any of its respective obligations under this Addendum that is not cured within ten (10) days following the date written notice of breach or nonperformance is sent, via certified mail, return receipt requested, by MPC to JOBBER; or

(4)           modification, repeal or invalidation of Section 75-90 of the North Carolina General Statutes.

Capitalized terms used and not specifically defined in this Addendum, including but not limited to Term and Branded Outlet have the meaning given to them in the Supply Agreement.

3.           TERM. This Addendum will be effective as to each Party upon execution by both Parties, for the Term, unless terminated earlier by a Party as provided for in this Addendum.

4.           PURCHASE AND DELIVERY OF BLEND-GRADE GASOLINE

(a)           Quantity. (1) During each Month, BUYER shall [***] of the Monthly Volume of [***] at the associated Terminal as shown in the table set forth in Schedule B, which schedule is hereby incorporated by reference. (2) During each 5-Day Period, BUYER shall purchase the 5-Day Volume of [***] at the associated Terminal as shown in the table set forth in Schedule B. (3) MPC is not obligated to supply [***] of the 5-Day Volumes shown in the table set forth in Schedule B. (B) During any 5-Day Period, all purchases of [***] of the respective 5-Day [***]. (4) In the event the needs of BUYER increase beyond the volumes specified in the table set forth in Schedule B, BUYER shall notify MPC in writing of the additional volume requested [***]. MPC shall assess [***], and if the Parties mutually agree, shall amend the volumes in the table.

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(b)           Price. The price for any given load of [***] shall be the applicable MPC established terminal rack price per gallon, in effect for the [***] at the Terminal [***]. BUYER acknowledges and agrees that MPC may use the terminal rack price to manage customer liftings when MPC’s [***] supply at a Terminal is limited. The stated prices are [***]. All taxes or other charges now or hereafter imposed by law on any [***] sold hereunder, or on the production, manufacture, sale, transportation or delivery thereof, or on this Addendum or the transactions contemplated hereby, which MPC is required to pay or collect shall be added to the applicable price and paid by BUYER.

(c)           Ratable Lifting. (1) If BUYER fails to lift the Monthly Volumes of [***] at the associated Terminal as shown in the table in the attached Schedule B, then [***] in question [***]. MPC shall invoice BUYER on a monthly basis for [***]. (2) MPC may cancel this Addendum upon [***] advance written notice if, for any [***] at the associated Terminal as shown in the table set forth in Schedule B to this Addendum. (3) If a supply interruption occurs at a Terminal, MPC may request BUYER, to the extent logistically feasible, to lift [***] at another MPC Terminal.

(d)           Blend-Grade Characteristics. MPC reserves the right to change the grade, specifications, characteristics, delivery package, brand name or other distinctive designation of Blend-Grade Gasoline from time to time, and to discontinue marketing Blend-Grade Gasoline at any time without liability or further obligation to BUYER with respect to the purchase and sale thereof.

(e)           Purchases of Blend-Grade. BUYER s purchases of [***] shall be [***] as defined in the Supply Agreement.

(f)           Delivery. All sales of [***]. MPC shall have no obligation to deliver [***] at a Terminal unless [***].

(g)           Warranties. MPC warrants that [***] shall meet applicable MPC specifications and that it has good title to [***], free of all liens. THIS WARRANTY IS IN LIEU OF ALL OTHER EXPRESS OR IMPLIED WARRANTIES INCLUDING THOSE OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. MPC shall, at its option and its cost (including expense of return and re-delivery), remedy the defect in, replace, or refund the purchase price of, any Product that fails to meet this warranty. THIS IS BUYERS EXCLUSIVE REMEDY FOR BREACH OF WARRANTY WITH RESPECT TO [***].

(h)           Terminals. BUYER acknowledges and agrees that Schedule A to this Addendum will be amended to remove any light products terminals at which MPC no longer offers motor fuels for sale. MPC will provide notification of such amendment in writing on or before the 20th day of the calendar month immediately preceding the calendar month in which the change is to become effective.

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

5.           PAYMENT.

BUYER and MPC agree that the terms and conditions of Section 3.3 of the Supply Agreement shall apply to Blend-Grade Gasoline sold hereunder. BUYER agrees to pay for all Blend-Grade Gasoline sold hereunder in accordance with the terms and conditions set forth in Section 3.3 of the Supply Agreement.

6.           MARKS.

(a)           The Blend-Grade Gasoline sold hereunder is not a Marathon® branded product. Buyer shall not use MPC’s name, trademarks (including, but not limited to, the Marathon® trademark), trade dress, logos, slogans or the like ( MPC’s Marks ) in any way with regard to the [***].

(b)           BUYER shall not sell or otherwise distribute Blend-Grade Gasoline until such Blend-Grade Gasoline is blended with denatured fuel ethanol in compliance with applicable laws and regulations, including but not limited to, required octane certification and posting.

(c)           Notwithstanding the provisions of [***] may be distributed to, stored, and resold from the Branded Outlets as a Product, as permitted under Section 5 of the Supply Agreement. Any [***] that is [***] with the [***] shall not be distributed to, stored at, or resold from a Branded Outlet. BUYER shall not use the Marks in connection with [***] other than Conforming Product. [***] is not eligible for the [***].

7. BLENDING REQUIREMENTS AND QUALITY CONTROL PROGRAM.

(a)           Ethanol Blending Specifications.

(1)           Blended Product shall include only Blend-Grade Gasoline and denatured fuel ethanol meeting the most recent version of ASTM D 4806, "Standard Specification for Denatured Fuel Ethanol for Blending with Gasolines for Use as Automotive Spark-Ignition Fuel."

(2)           The rate of blending shall be not less than [***] percent nor more than [***] percent denatured fuel ethanol.

(b)           Quality Control Program.

(1)           Written program. BUYER shall maintain, for all Blend-Grade Gasoline purchased under this Addendum and all resulting Blended Product, an oversight program to ensure fuel quality and safety and to ensure compliance with all applicable laws and regulations. Prior to purchase of any Blend-Grade Gasoline, BUYER shall provide a copy of BUYER’s oversight program to MPC.

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(2)           BUYER shall sample and test Blended Product not less frequently than once each month at each Branded Outlet to which such Blended Product has been distributed. Gasoline Blended Product shall be tested for ethanol content, octane and Reid Vapor Pressure. Testing shall be performed by a third party testing laboratory reasonably suitable to MPC. BUYER shall notify MPC of the results of such testing not later than the twentieth 20th day of the following calendar month.

(3)           On or before the 20th day of each calendar month, BUYER shall provide to MPC [***] to which it intends to deliver [***] in the successive calendar month.

(4)           Notwithstanding the provisions of Section 4.4 of the Supply Agreement, BUYER shall maintain General Liability Insurance, including contractual liability, XCU (explosion, collapse and underground) hazards, premises and completed operations, and products liability, to cover liability for bodily injury and property damage, with a combined single limit of not less than [***] per occurrence. BUYER’s insurance under this Section 7(b)(4) shall be endorsed to include MPC as an additional insured with respect to liability arising out of BUYER s operations, including but not limited to BUYER s blending, storage, and distribution of motor fuel, or any premises owned or leased by BUYER. BUYER shall furnish MPC with certificates of insurance which document that all coverages and endorsements required by this Section 7(b)(4) and Section 4.4 of the Supply Agreement have been obtained. Renewal certificates shall be obtained by BUYER as and when necessary, and copies thereof shall be forwarded to MPC as soon as same are available and in any event prior to the expiration of the policy so renewed. These certificates shall provide that the insurer shall give thirty (30) days written notice to MPC prior to change or cancellation of any policy. In no event shall MPC’s acceptance of an insurance certificate that does not comply with this Section 7(b)(4) or Section 4.4 of the Supply Agreement constitute a waiver of any requirement of any such provisions. The provisions of this Section 7(c)(4) apply to the extent BUYER has elected, by indicating on the attached Schedule B, to purchase Blend-Grade Gasoline or has actually purchased Blend-Grade Gasoline. MPC shall have no obligation to deliver Blend-Grade Gasoline unless BUYER demonstrates, to MPC’s satisfaction, compliance with the provisions of this Section 7(c)(4).

(c)           Strict Compliance. No Blended Product shall be considered Conforming Product if any of the foregoing provisions is not strictly complied with in all respects. Blended Product shall be considered Conforming Product only upon (1) BUYER’s demonstration, to MPC’s satisfaction that all requirements of this Addendum are satisfied, and (2)’MPC s prior approval of Blended Product as Conforming Product.

8. RENEWABLE IDENTIFICATION NUMBERS (RINs).

(a)           For Renewable Identification Numbers (“RINs”) created prior to July 1, 2010 the following shall apply: By the twentieth (20th) day of the month following the end of each calendar month, BUYER shall prepare and forward to MPC a transfer document transferring a quantity of RINs equal to the [***] purchased [***] to [***] for the prior [***]. For Blend-Grade Gasoline

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

delivered between January 1 and January 31, transferred RINs shall have been generated in the year of transfer or in the previous year. For Blend-Grade Gasoline delivered between February 1 and December 31, transferred RINs will be generated in the year of transfer. All transferred RINs will be unassigned RINs (K code = 2). In the event that any transferred RINs are later determined to be invalid RINs within the meaning of 40 CFR 80.1131, or to have been retired prior to the title transfer date, then BUYER shall transfer an equal amount of valid, unretired replacement RINs to MPC by the twentieth (20th) day of the month following the calendar month in which the transferred RINs were determined to be invalid or retired. MPC will not accept after August 31, 2010 for transfer any RIN created prior to July 1, 2010.

(b)           For Renewable Identification Numbers (“RINs”) created on or after July 1, 2010 the following shall apply: By the twentieth (20th) day of the month following the end of each calendar month, BUYER shall prepare and forward to MPC a transfer document transferring a quantity of RINs equal to the [***] of [***] by [***] pursuant to [***] for the prior [***]. All RINs shall be transferred via a Product Transfer Document that is compliant with 40 CFR 80.1453 and shall be entered into the EPA Moderated Transaction System (EMTS) in accordance with 40 CFR 80.1452. For Blend-Grade Gasoline delivered between January 1 and January 31, transferred RINs shall have been generated in the year of transfer or in the previous year. For Blend-Grade Gasoline delivered between February 1 and December 31, transferred RINs will be generated in the year of transfer. All transferred RINs will be unassigned RINs (K code = 2). In the event that any transferred RINs are later determined to be invalid RINs within the meaning of 40 CFR 80.1431, or to have been retired prior to the title transfer date, then BUYER shall transfer an equal amount of valid, unretired replacement RINs to MPC by the twentieth (20th) day of the month following the calendar month in which the transferred RINs were determined to be invalid or retired.

9.           REMEDIES.  MPC may, at its option, suspend sale and delivery of Blend-Grade Gasoline in the event of BUYER s non-compliance with any or all of the requirements of Section 7 Section 8, and Section 10 of this Addendum. MPC may require BUYER to provide reasonable assurances of future, continued compliance as a condition to resuming sale and delivery of Blend-Grade Gasoline. The rights and remedies of the MPC set forth in this Addendum are cumulative and the use of one remedy shall not be taken to exclude or waive the right to use another.

10.           INDEMNIFICATION.  BUYER agrees to protect, indemnify, defend and hold MPC harmless from any and all costs and expenses (including reasonable attorneys fees and litigation expenses), liabilities, losses, claims, causes of action and damages (for injury to or death of any person, or loss or destruction of any property), directly or indirectly resulting or arising from:

(a)           the handling, use, storage, distribution, labeling, or sale of Blended Product or Blend-Grade Gasoline subsequent to the delivery thereof to BUYER;

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(b)           the handling, use, storage, distribution, labeling, or sale of Blended Product;

(c)           the conduct of BUYER s business or the business of any Sublicensee or other party purchasing Blended Product from BUYER; or

(d)           the use or condition of the equipment or premises used for the storage, handling and dispensing of Blended Product or Blend-Grade Gasoline, including, but not limited to, use or condition of underground storage tank or lines resulting in groundwater or soil contamination or both, at the Branded Outlets.

The foregoing notwithstanding, BUYER shall not have any obligation to indemnify MPC for any costs, expenses, liabilities, losses, claims, causes of action or damages arising from the sole negligence of MPC, its agents or employees. BUYER s obligations under this Section 10 are not negated in the event its insurance carrier or carriers provide or deny coverage to either BUYER or MPC. BUYER’s obligations under this Section 10 shall extend to MPC’s affiliates, subsidiaries, parent companies, agents, officers, directors, employees, predecessors and successors.

11.           TERMINATION

This Addendum shall terminate upon the termination or non-renewal, within the meaning of PMPA, of the Supply Agreement or the franchise relationship created or embodied by the Product Supply Agreement. Upon the occurrence of any Termination Event, MPC shall have the right, at its sole option, to immediately terminate this Addendum without advance notice of termination, written or otherwise, from MPC.

12.           MISCELLANEOUS

(a)           Compliance With Laws. BUYER, its agents, and its carriers shall comply with all laws, regulations, and standards applicable to the sale, delivery, transportation, storage, use, and disposition of Blend-Grade Gasoline and Blended Product, and Buyer shall not deliver, or allow to be delivered, any product that would be in violation of U.S. EPA regulations or state fuel quality regulations applicable to the area where the product is delivered. Buyer shall require similar commitments from its purchasers. Blend-Grade Gasoline is for use as a blending component only.

(b)           Safety and Health. BUYER has received Material Safety Data Sheets and other information about the safety and health aspects of Blend-Grade Gasoline, shall communicate this information to its employees, agents, carriers and customers, and shall require them to further communicate this information in a like manner.

(c)           Confidentiality. This Addendum, as well as all information disclosed by either party to the other party pursuant to this Addendum, other than such information as may be generally available to the public or the industry, is and will be used by the other party in confidence and solely in connection with this Addendum. The parties agree to keep such information and the terms of this Addendum including secret and confidential from all third parties for a period of one (1) year following expiration of the Term, except in response to a valid subpoena, civil investigative demand or court order issued by a court of competent jurisdiction.  If either party is served with process to obtain such information, that party shall immediately notify the other party, which shall have the right to seek to quash such process, or to take such other actions necessary to protect the confidentiality of the information. The provisions of this Section 12(c) shall survive termination of this Addendum regardless of cause.

(d)           Claims. All claims must be in writing. Product quality or quantity claims relating to the goods sold by MPC to BUYER pursuant to this Addendum must be delivered to MPC within 30 days after delivery of the product, and all other claims by Buyer must be delivered to MPC within 60 days after the event giving rise to the claim. BUYER shall preserve, and permit MPC to inspect and sample, the subject product. ANY LAWSUIT AGAINST MPC WHICH INVOLVES THESE TERMS OR THE SALE OF PRODUCTS MUST BE BROUGHT WITHIN ONE YEAR AFTER THE CAUSE OF ACTION ACCRUES.

(e)           Limitation of Liability.                                           IN NO EVENT SHALL MPC'S LIABILITY FOR DAMAGES (WHETHER ARISING FROM BREACH OF CONTRACT OR WARRANTY, NEGLIGENCE, STRICT LIABILITY, OR OTHERWISE) EXCEED [***] NOR SHALL MPC BE LIABLE FOR PUNITIVE, INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

IN WITNESS WHEREOF, the Parties have executed this Addendum in triplicate on the day and year first above written.

MARATHON PETROLEUM COMPANY LLC

By:           /s/ G. R. Heminger
G. R. Heminger
Its:           President

THE PANTRY, INC.

By:           /s/ Terrance Marks
Terrance Marks
Its:           President and Chief Executive Officer

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SCHEDULE A
TO ADDENDUM TO
BRANDED PRODUCT SUPPLY AND TRADEMARK LICENSE AGREEMENT
[North Carolina]

MPC Terminal(s):

[***]

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SCHEDULE B
TO ADDENDUM TO
BRANDED PRODUCT SUPPLY AND TRADEMARK LICENSE AGREEMENT
[North Carolina]

5- Day Volumes and Monthly Volumes:

Blend-Grade Gasoline
Terminal	5-Day Volume	Monthly Volume
[***]	[***]	[***]
Total Monthly Volume	Blend-Grade Gasoline
[***]

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.